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ENTERGY CORPORATION

2002 INVESTOR GUIDE

AND

STATISTICAL REPORT

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Entergy stands committed to providing useful, meaningful financial disclosure. We continue to focus on enhancing the value of the information we provide to investors. We have assembled the facts and statistics in this Investor Guide to support your review of Entergy. Again this year, we’re providing this information in electronic form, on the CD below, in order to facilitate easier access and analysis.

Entergy Investor Relations

Entergy Corporation is an integrated energy company engaged primarily in electric power production, retail distribution operations, energy marketing and trading, and gas transportation. Entergy owns and operates power plants with approximately 30,000 megawatts of electric generating capacity, and it is the second-largest nuclear generator in the United States. Entergy delivers electricity to 2.6 million utility customers in Arkansas, Louisiana, Mississippi, and Texas. Through Entergy-Koch, LP, it is a leading provider of wholesale energy marketing and trading services, as well as an operator of natural gas pipeline and storage facilities. Entergy has annual revenues of over $8 billion and more than 15,000 employees.

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[GRAPHICS APPEARS HERE]

ABOUT THIS PUBLICATION

This publication is unaudited and should be used in conjunction with Entergy’s 2002 Annual Report to Shareholders and Form 10-K filed with the Securities and Exchange Commission. It has been prepared for information purposes and is not intended for use in connection with any sale or purchase of, or any offer to buy, any securities of Entergy Corporation or its subsidiaries.

FORWARD-LOOKING INFORMATION

The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: From time to time, Entergy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in the statements. Some of those factors include, but are not limited to: resolution of pending and future rate cases and negotiations, including the Entergy New Orleans rate case and various performance-based rate discussions, and other regulatory decisions, including those related to Entergy’s utility supply plan, Entergy’s ability to reduce its operation and maintenance costs, particularly at its Non-Utility Nuclear generating facilities including the uncertainty of negotiations with unions to agree to such reductions, the performance of Entergy’s generating plants, and particularly the capacity factor at its nuclear generating facilities, prices for power generated by Entergy’s unregulated generating facilities—particularly the ability to extend or replace the existing power purchase agreements for the Non-Utility Nuclear plants—and the prices and availability of power Entergy must purchase for its utility customers, Entergy’s ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities, Entergy-Koch’s profitability in trading electricity, natural gas, and other energy-related commodities, changes in the number of participants in the energy trading market, and in their creditworthiness and risk profile, changes in the financial markets, particularly those affecting the availability of capital and Entergy’s ability to refinance existing debt and to fund investments and acquisitions, actions of rating agencies, including changes in the ratings of debt and preferred stock, changes in inflation and interest rates, Entergy’s ability to purchase and sell assets at attractive prices and on other attractive terms, volatility and changes in markets for electricity, natural gas, and other energy-related commodities, changes in utility regulation, including the beginning or end of retail and wholesale competition, the ability to recover net utility assets and other potential stranded costs, and the establishment of SeTrans or another regional transmission organization, changes in regulation of nuclear generating facilities and nuclear materials and fuel, including possible shutdown of Indian Point or other nuclear generating facilities, changes in environmental, tax, and other laws, including requirements for reduced emissions of sulfur, nitrogen, carbon, and other substances, the economic climate, and particularly growth in Entergy’s service territory, variations in weather, hurricanes, and other disasters, advances in technology, the potential impacts of threatened or actual terrorism and war, the success of Entergy’s strategies to reduce taxes, the effects of litigation, changes in accounting standards, changes in corporate governance and securities law requirements and Entergy’s ability to attract and retain talented management and directors.

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To Our Investors

In 2002, Entergy Corporation sustained its record of strong performance. The company also enhanced its financial strength and flexibility to succeed in the continued down cycle in power markets.

We achieved our goals to grow operational earnings 8 to 10 percent, to sustain strong cash flow, to improve net margin, to strengthen our balance sheet, and to improve liquidity. In short, we ended the year in a strong financial position, in a market that punished many participants for not exercising financial discipline. Entergy produced total shareholder return of 20.2 percent in 2002, compared to a 15 percent loss for the S&P Electric Utilities Index.

In 2002, Entergy’s as reported earnings were $2.64 per share, down from $3.23 per share in 2001, as a result of special charges related to our wholesale power development business. Excluding those charges, 2002 operational earnings were $3.81 per share, an increase of 18 percent. Operational earnings improved at each of our businesses—the utility, Entergy Nuclear, and Energy Commodity Services.

In addition in 2002:

•	We generated more than $2 billion in operating cash flow for the second consecutive year, which is nearly $500 million more than we averaged from 1998 to 2000.

•	We lowered our end-of-year net debt ratio by more than 3 percentage points while growing our cash balance by over a half billion dollars to $1.3 billion, and we pre-funded more than $600 million of debt maturities at the utility. We ended 2002 with the third-lowest net debt level for Entergy in more than a dozen years.

Entergy continues to concentrate on long-term financial goals aimed at enhancing the financial strength and vitality of each of our businesses. These long-term goals are aimed at top-tier operational performance, financial flexibility, and strong investment returns:

•	Operational performance: We will continue to grow earnings per share at an average annual rate of 8 to 10 percent per year, grow cash flows at commensurate levels, and achieve and sustain top-quartile cost and margin positions to ensure that our revenue dollars are highly productive through the down cycle.

•	Financial flexibility: We will maintain a flexible and competitive capital structure that is appropriately aligned with the risk in our businesses and the cyclical nature of our industry. We will assure adequate liquidity at all times by appropriately matching financial assets and liabilities. We will secure improved credit ratings that recognize the fundamental strength and competitive positions of our businesses, with a goal of achieving and maintaining an “A” rating over the long term.

•	Investment returns: Finally, we will only reinvest free cash flow that isn’t returned to shareholders in businesses in which we have a distinctive competitive advantage. We will strive for above-market returns with high capital productivity and expect returns on capital to exceed 10 percent.

We are hopeful that all of these efforts will result in top-quartile total shareholder return through a competitive dividend and stock price appreciation.

At the same time, we remain committed to the highest standards of integrity, transparency and disclosure. This Investor Guide reflects our continual efforts to improve the quality of the information we provide to the financial community. We hope that the financial and operational data presented here will be useful to you, and we are grateful for your interest in Entergy.

C. John Wilder

Chief Financial Officer

April 16, 2003

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CONSOLIDATED FINANCIAL DATA

FINANCIAL HIGHLIGHTS

Earnings Per Share -	Earnings Per Share -	Operating Cash Flow	Net Debt Ratio
As Reported ($/share)	Operational ($/share)	($ billions)	(%)

	2002	2001	2000	1999	1998
	($ millions, except percentages and per share amounts)
SELECTED FINANCIAL DATA
Operating Revenues	$8,305	$9,621	$10,022	$8,766	$11,495
Consolidated Net Income	$623	$751	$711	$595	$786
As Reported Earnings Per Share—Basic	$2.69	$3.29	$3.00	$2.25	$3.00
As Reported Earnings Per Share—Diluted	$2.64	$3.23	$2.97	$2.25	$3.00
Special Items(a) Impact Per Share— Positive (negative) Impact on As Reported Earnings	$(1.17)	$—	$(0.15)	$0.08	$0.78
Operational Earnings Per Share—Diluted
Including Weather	$3.81	$3.23	$3.12	$2.17	$2.22
Excluding Weather	$3.82	$3.24	$2.80	$2.08	$1.92
Weather Impact—EPS	$(0.01)	$(0.01)	$0.32	$0.09	$0.30
Shares of Common Stock Outstanding:
End of Year	222,421,677	220,732,703	219,604,583	239,036,911	246,620,169
Weighted Average—Basic	223,047,431	220,944,270	226,580,449	245,127,460	246,396,469
Weighted Average—Diluted	227,303,103	224,733,662	228,541,307	245,326,883	246,572,328
Return on Average Common Equity—As Reported	7.85%	10.04%	9.62%	7.77%	10.71%
Return on Average Common Equity—Operational	11.33%	10.04%	10.13%	7.48%	7.92%
Common Dividends Paid Per Share	$1.34	$1.28	$1.22	$1.20	$1.50
Common Dividend Payout Ratio	51%	39%	41%	53%	50%
Year End Closing Market Price of Common Stock	45.59	39.11	42.31	25.75	31.13
Book Value Per Share at End of Period	$35.24	$33.78	$31.89	$29.78	$28.82
Market Value of Equity	$10,140	$8,633	$9,292	$6,155	$7,676
Price to Earnings Ratio—As Reported	17.27	12.11	14.25	11.44	10.38
Net Debt to Net Capital	46.3%	49.7%	49.8%	43.6%	40.4%
Operating Cash Flow	$2,182	$2,216	$1,968	$1,389	$1,836

(a)	Special items are those events that are not routine, are related to prior periods, or are related to discontinued operations.

Operational metrics are non-GAAP measures as they are calculated using operational net income, which excludes the impact of special items. As reported metrics are computed in accordance with GAAP as they include all components of net income, including special items. A reconciliation of operational earnings per share to as reported earnings per share and details on special items can be found on pages 4 - 5.

See page 44 for definitions of certain measures.

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FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY RESULTS

2002 VS. 2001

	2002					2001					YTD Change
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	$/share
AS REPORTED
U.S. Utility	0.45	0.85	1.07	0.19	2.57	0.51	0.74	0.99	0.20	2.45	0.12
Parent & Other	(0.03)	(0.02)	(0.02)	(0.11)	(0.17)	(0.04)	0.03	(0.06)	(0.20)	(0.26)	0.09

Competitive Businesses
Entergy Nuclear	0.18	0.24	0.32	0.15	0.88	0.13	0.15	0.16	0.13	0.57	0.31
Energy Commodity Services
Non-Nuclear Wholesale Assets	(1.17)	(0.07)	0.07	(0.05)	(1.22)	0.01	(0.06)	0.14	(0.08)	—	(1.22)
Entergy-Koch Trading	0.14	0.03	0.12	0.07	0.36	0.05	0.16	0.12	0.01	0.34	0.02
Gulf South Pipeline	0.08	0.03	0.03	0.08	0.22	0.03	0.04	0.04	0.03	0.13	0.09

Total Energy Commodity Services	(0.95)	(0.01)	0.22	0.10	(0.64)	0.09	0.14	0.30	(0.04)	0.47	(1.11)

Total Competitive Businesses	(0.77)	0.23	0.54	0.25	0.24	0.22	0.29	0.46	0.09	1.04	(0.80)

Consolidated Earnings	(0.35)	1.06	1.59	0.33	2.64	0.69	1.06	1.39	0.09	3.23	(0.59)

LESS SPECIAL ITEMS
U.S. Utility	—	—	—	—	—	(0.01)	—	—	—	(0.01)	0.01
Parent & Other	—	—	—	—	—	(0.05)	—	—	(0.03)	(0.08)	0.08

Competitive Businesses
Entergy Nuclear	—	—	—	—	—	—	—	—	—	—	—
Energy Commodity Services
Non-Nuclear Wholesale Assets	(1.15)	(0.11)	0.09	(0.01)	(1.17)	—	—	0.15	(0.06)	0.09	(1.26)
Entergy-Koch Trading	—	—	—	—	—	—	—	—	—	—	—
Gulf South Pipeline	—	—	—	—	—	—	—	—	—	—	—

Total Energy Commodity Services	(1.15)	(0.11)	0.09	(0.01)	(1.17)	—	—	0.15	(0.06)	0.09	(1.26)

Total Competitive Businesses	(1.15)	(0.11)	0.09	(0.01)	(1.17)	—	—	0.15	(0.06)	0.09	(1.26)

Total Special Items	(1.15)	(0.11)	0.09	(0.01)	(1.17)	(0.06)	—	0.15	(0.09)	—	(1.17)

OPERATIONAL
U.S. Utility	0.45	0.85	1.07	0.19	2.57	0.52	0.74	0.99	0.20	2.46	0.11
Parent & Other	(0.03)	(0.02)	(0.02)	(0.11)	(0.17)	0.01	0.03	(0.06)	(0.17)	(0.18)	0.01

Competitive Businesses
Entergy Nuclear	0.18	0.24	0.32	0.15	0.88	0.13	0.15	0.16	0.13	0.57	0.31
Energy Commodity Services
Non-Nuclear Wholesale Assets	(0.02)	0.04	(0.02)	(0.04)	(0.05)	0.01	(0.06)	(0.01)	(0.02)	(0.09)	0.04
Entergy-Koch Trading	0.14	0.03	0.12	0.07	0.36	0.05	0.16	0.12	0.01	0.34	0.02
Gulf South Pipeline	0.08	0.03	0.03	0.08	0.22	0.03	0.04	0.04	0.03	0.13	0.09

Total Energy Commodity Services	0.20	0.10	0.13	0.11	0.53	0.09	0.14	0.15	0.02	0.38	0.15

Total Competitive Businesses	0.38	0.34	0.45	0.26	1.41	0.22	0.29	0.31	0.15	0.95	0.46

Consolidated Earnings	0.80	1.17	1.50	0.34	3.81	0.75	1.06	1.24	0.18	3.23	0.58

Weather Impact	0.03	—	(0.04)	—	(0.01)	0.05	—	(0.04)	(0.02)	(0.01)	—

Totals may not foot due to rounding.

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ENTERGY CORPORATION SPECIAL ITEMS [shown as positive/(negative) impact on earnings]

2002 VS. 2001

	2002					2001					YTD Change
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	$/share
U.S. UTILITY SPECIAL ITEMS
Merger expenses	—	—	—	—	—	(0.01)	—	—	—	(0.01)	0.01

Total	—	—	—	—	—	(0.01)	—	—	—	(0.01)	0.01

PARENT & OTHER SPECIAL ITEMS
Merger expenses	—	—	—	—	—	(0.05)	—	—	—	(0.05)	0.05
Write-down of MyHomeKey investment	—	—	—	—	—	—	—	—	(0.03)	(0.03)	0.03

Total	—	—	—	—	—	(0.05)	—	—	(0.03)	(0.08)	0.08

COMPETITIVE BUSINESSES SPECIAL ITEMS
Energy Commodity Services
Gain (loss) on disposition of assets	—	—	0.09	0.14	0.23	—	—	0.15	(0.14)	0.01	0.22
Asset and contract impairments	(0.44)	(0.04)	—	(0.15)	(0.62)	—	—	—	—	—	(0.62)
Turbine commitment	(0.62)	0.10	—	—	(0.52)	—	—	—	—	—	(0.52)
Development costs	(0.09)	—	—	—	(0.09)	—	—	—	—	—	(0.09)
Restructuring	—	(0.17)	—	—	(0.17)	—	—	—	(0.02)	(0.02)	(0.15)
Damhead Creek mark to market gas contract	—	—	—	—	—	—	—	—	0.10	0.10	(0.10)

Total	(1.15)	(0.11)	0.09	(0.01)	(1.17)	—	—	0.15	(0.06)	0.09	(1.26)

Total Special Items	(1.15)	(0.11)	0.09	(0.01)	(1.17)	(0.06)	—	0.15	(0.09)	—	(1.17)

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FINANCIAL STATEMENTS

CONSOLIDATING INCOME STATEMENT

	U.S. Utility	Parent & Other	Competitive Businesses	Eliminations	Consolidated
	In thousands, except share data, for the year ended December 31, 2002.
OPERATING REVENUES:
Domestic electric	$6,648,156	$—	$—	$(1,742)	$6,646,414
Natural gas	125,353	—	—	—	125,353
Competitive businesses	—	40,729	1,494,909	(2,369)	1,533,268

Total	6,773,509	40,729	1,494,909	(4,111)	8,305,035

OPERATING EXPENSES:
Operating and Maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	1,941,349	—	213,247	—	2,154,596
Purchased power	764,350	2,339	68,840	(3,195)	832,334

Gross Margin	4,067,810	38,390	1,212,822	(916)	5,318,105
Margin %	60.1%	94.3%	81.1%	22.3%	64.0%
Nuclear refueling outage expenses	58,802	—	46,791	—	105,592
Provision for turbine commitments, assets impairments and restructuring charges	—	—	428,456	—	428,456
Other operation and maintenance	1,678,569	85,617	725,880	(1,954)	2,488,112
Decommissioning	30,458	—	—	—	30,458
Taxes other than income taxes	333,204	2,546	44,712	—	380,462

Total	4,806,731	90,502	1,527,926	(5,149)	6,420,010

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION, AND AMORTIZATION	1,966,778	(49,773)	(33,017)	1,038	1,885,025

Margin %	29.0%	(122.2)%	(2.2)%	(25.2)%	22.7%
DEPRECIATION AND AMORTIZATION:
Depreciation and amortization	769,799	5,143	64,239	—	839,181
Other regulatory charges (credits)	(141,836)	—	—	—	(141,836)

Total	627,963	5,143	64,239	—	697,345

OPERATING INCOME (LOSS)	1,338,815	(54,916)	(97,256)	1,038	1,187,680

Margin %	19.8%	(134.8)%	(6.5)%	(25.2)%	14.3%
OTHER INCOME (DEDUCTIONS):
Allowance for equity funds used during construction	31,658	—	—	—	31,658
Gain/(loss) on sale of assets—net	5,394	2	1,216	—	6,612
Interest and dividend income	23,231	35,433	97,401	(37,741)	118,325
Equity in earnings of unconsolidated equity affiliates	(2)	—	183,880	—	183,878
Miscellaneous—net	(12,678)	5,243	15,753	(1,038)	7,280

Total	47,603	40,678	298,250	(38,779)	347,753

INTEREST AND OTHER CHARGES:
Interest on long-term debt	443,154	640	63,810	—	507,604
Other interest—net	28,249	34,939	91,071	(37,741)	116,519
Distributions on preferred securities of subsidiaries	18,838	—	—	—	18,838
Allowance for borrowed funds used during construction	(24,538)	—	—	—	(24,538)

Total	465,703	35,579	154,881	(37,741)	618,423

INCOME (LOSS) BEFORE INCOME TAXES	920,715	(49,817)	46,113	—	917,010
Income taxes	313,752	(11,252)	(8,562)	—	293,938

INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	606,963	(38,565)	54,675	—	623,072

CUMULATIVE EFFECT OF ACCOUNTING CHANGE (NET OF TAXES)	—	—	—	—	—

CONSOLIDATED NET INCOME (LOSS)	606,963	(38,565)	54,675	—	623,072

Preferred dividend requirements of subsidiaries and other	23,712	—	—	—	23,712
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK	$583,251	$(38,565)	$54,675	$—	$599,360
Margin %	8.6%	(94.7)%	3.7%	—	7.2%

EARNINGS PER AVERAGE COMMON SHARE:
Basic	$2.61	$(0.17)	$0.25	—	$2.69
Diluted	$2.57	$(0.17)	$0.24	—	$2.64
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
Basic					223,047,431
Diluted					227,303,103

Totals may not foot due to rounding.

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CONSOLIDATED STATEMENTS OF INCOME

	2002	2001	2000
	In thousands, except share data, for the years ended December 31,
OPERATING REVENUES:
Domestic electric	$6,646,414	$7,244,827	$7,219,686
Natural gas	125,353	185,902	165,872
Competitive businesses	1,533,268	2,190,170	2,636,571

Total	8,305,035	9,620,899	10,022,129

OPERATING EXPENSES:
Operating and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	2,154,596	3,681,677	2,645,835
Purchased power	832,334	1,021,432	2,662,881
Nuclear refueling outage expenses	105,592	89,145	70,511
Provision for turbine commitments, asset impairments and restructuring charges	428,456	—	—
Other operation and maintenance	2,488,112	2,151,742	1,943,814
Decommissioning	30,458	3,189	39,484
Taxes other than income taxes	380,462	399,849	370,344
Depreciation and amortization	839,181	721,033	746,125
Other regulatory charges (credits)—net	(141,836)	(20,510)	34,073

Total	7,117,355	8,047,557	8,513,067

OPERATING INCOME	1,187,680	1,573,342	1,509,062

OTHER INCOME:
Allowance for equity funds used during construction	31,658	26,209	32,022
Gain on sale of assets—net	6,612	5,226	2,340
Interest and dividend income	118,325	159,805	163,050
Equity in earnings of unconsolidated equity affiliates	183,878	162,882	13,715
Miscellaneous—net	7,280	(4,769)	27,077

Total	347,753	349,353	238,204

INTEREST AND OTHER CHARGES:
Interest on long-term debt	507,604	544,920	477,071
Other interest—net	116,519	197,638	85,635
Distributions on preferred securities of subsidiaries	18,838	18,838	18,838
Allowance for borrowed funds used during construction	(24,538)	(21,419)	(24,114)

Total	618,423	739,977	557,430

INCOME BEFORE INCOME TAXES AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE	917,010	1,182,718	1,189,836
Income taxes	293,938	455,693	478,921

INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	623,072	727,025	710,915

CUMULATIVE EFFECT OF ACCOUNTING CHANGE (NET OF INCOME TAXES OF $ 10,064)	—	23,482	—

CONSOLIDATED NET INCOME	623,072	750,507	710,915
Preferred dividend requirements and other	23,712	24,311	31,621

EARNINGS APPLICABLE TO COMMON STOCK	$599,360	$726,196	$679,294

Earnings per average common share before cumulative effect of accounting change:
Basic	$2.69	$3.18	$3.00
Diluted	$2.64	$3.13	$2.97
Earnings per average common share:
Basic	$2.69	$3.29	$3.00
Diluted	$2.64	$3.23	$2.97
Dividends declared per common share	$1.34	$1.28	$1.22
Average number of common shares outstanding:
Basic	223,047,431	220,944,270	226,580,449
Diluted	227,303,103	224,733,662	228,541,307

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FINANCIAL STATEMENTS

CONSOLIDATING BALANCE SHEET

	U.S. Utility	Parent & Other	Competitive Businesses	Eliminations	Consolidated
	In thousands, as of December 31, 2002.
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$118,625	$5,011	$46,152	$—	$169,788
Temporary cash investments—at cost, which approximates market	969,077	24,518	171,665	—	1,165,260
Special deposits	—	31	249	—	280

Total cash and cash equivalents	1,087,702	29,560	218,066	—	1,335,328

Other temporary investments	—	—	—	—	—
Notes receivable	13	501,161	403,393	(902,490)	2,078
Accounts receivable:
Customer	321,942	1,273	—	—	323,215
Allowance for doubtful accounts	(24,421)	(2,364)	(500)	—	(27,285)
Associated companies	19,907	159,628	(137,645)	(41,889)	—
Other	112,438	1,083	131,100	—	244,621
Accrued unbilled revenues	318,101	1,032	—	—	319,133

Total receivables	747,967	160,652	(7,046)	(41,889)	859,684

Deferred fuel costs	55,653	—	—	—	55,653
Accumulated deferred income taxes	14,872	18	—	(14,890)	—
Fuel inventory—at average cost	94,183	—	2,266	18	96,467
Materials and supplies—at average cost	333,977	25	191,898	—	525,900
Deferred nuclear refueling outage costs	51,541	—	112,106	—	163,646
Prepayments and other	131,092	3,557	32,176	—	166,827

Total	2,517,000	694,973	952,859	(959,251)	3,205,583

OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates—at equity	214	8,897,127	823,996	(8,897,127)	824,209
Decommissioning trust funds	839,405	—	1,229,793	—	2,069,198
Non-utility property—at cost (less accumulated depreciation)	222,519	74,204	571	—	297,294
Other	21,084	33,677	559,378	(343,249)	270,889

Total	1,083,222	9,005,008	2,613,738	(9,240,376)	3,461,590

PROPERTY, PLANT, AND EQUIPMENT:
Electric	25,226,879	8,498	1,554,161	—	26,789,538
Property under capital lease	746,624	—	—	—	746,624
Natural gas	209,913	57	—	—	209,969
Construction work in progress	797,128	27,927	411,786	(3,949)	1,232,891
Nuclear fuel under capital lease	259,433	—	—	—	259,433
Nuclear fuel	24,475	—	239,134	—	263,609

Total property, plant and equipment	27,264,452	36,482	2,205,081	(3,949)	29,502,064
Less—accumulated depreciation and amortization	12,140,375	4,703	162,035	—	12,307,112

Property, plant and equipment—net	15,124,077	31,779	2,043,046	(3,949)	17,194,952
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
SFAS 109 regulatory asset—net	844,105	—	—	—	844,105
Unamortized loss on reacquired debt	155,161	—	—	—	155,161
Other regulatory assets	738,328	—	—	—	738,328
Long-term receivables	24,703	—	—	—	24,703
Goodwill	374,099	—	3,073	—	377,172
Other	213,431	492,721	779,032	(538,809)	946,375

Total	2,349,827	492,721	782,105	(538,809)	3,085,844

TOTAL ASSETS	$21,074,126	$10,224,481	$6,391,748	$(10,742,385)	$26,947,969

Totals may not foot due to rounding.

[17380.TX]9

CONSOLIDATING BALANCE SHEET

	U.S. Utility	Parent & Other	Competitive Businesses	Eliminations	Consolidated
	In thousands, as of December 31, 2002.
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$1,110,741	$—	$80,579	$—	$1,191,320
Notes payable:
Associated companies	—	421,155	482,447	(903,602)	—
Other	47	—	304	—	351
Accounts payable:
Associated companies	(11,912)	150,651	(102,580)	(36,160)	—
Other	704,964	17,729	132,752	—	855,446
Customer deposits	198,100	179	163	—	198,442
Taxes accrued	75,044	25,943	284,328	—	385,315
Accumulated deferred income taxes	—	—	41,359	(14,890)	26,468
Nuclear refueling outage costs	14,244	—	—	—	14,244
Interest accrued	165,903	3,138	6,399	—	175,440
Obligations under capital leases	153,822	—	—	—	153,822
Other	68,830	12,844	98,147	(8,479)	171,341

Total	2,479,783	631,639	1,023,898	(963,131)	3,172,189

DEFERRED CREDITS AND OTHER LIABILITIES:
Accumulated deferred income taxes and taxes accrued	4,512,358	11,245	(272,804)	—	4,250,800
Accumulated deferred investment tax credits	447,925	—	—	—	447,925
Obligations under capital leases	155,934	—	9	—	155,943
Other regulatory liabilities	185,579	—	—	—	185,579
Decommissioning	302,202	—	1,263,796	—	1,565,997
Transition to competition	79,098	—	—	—	79,098
Regulatory reserves	56,438	—	—	—	56,438
Accumulated provisions	299,462	1,679	88,726	—	389,868
Other	1,044,074	103,273	503,199	(505,314)	1,145,232

Total	7,083,070	116,197	1,582,926	(505,314)	8,276,880

Long-term debt	5,542,438	915,611	697,352	(68,402)	7,086,999
Preferred stock with sinking fund	24,327	—	—	—	24,327
Preferred stock without sinking fund	334,337	—	91,940	(91,940)	334,337
Company-obligated mandatorily redeemable preferred securities of subsidiary trusts holding solely junior subordinated deferrable debentures	215,000	—	—	—	215,000
SHAREHOLDERS’ EQUITY:
Common stock, $.01 par value, authorized 500,000,000 shares; issued 248,174,087 shares in 2002	2,225,870	1,360	1,696,327	(3,921,075)	2,482
Paid-in capital	1,784,097	5,757,779	1,030,284	(3,905,407)	4,666,753
Retained earnings	1,500,609	3,553,724	337,699	(1,453,338)	3,938,693
Accumulated other comprehensive income (loss)	4,595	(4,498)	(25,362)	2,906	(22,360)
Less—treasury stock, at cost (25,752,410 shares in 2002)	120,000	747,331	43,316	(163,316)	747,331

Total	5,395,171	8,561,034	2,995,632	(9,113,598)	7,838,237

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$21,074,126	$10,224,481	$6,391,748	$(10,742,385)	$26,947,969

Totals may not foot due to rounding.

[17380.TX]10

FINANCIAL STATEMENTS

CONSOLIDATED BALANCE SHEETS

	2002	2001
	In thousands, as of December 31,
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$169,788	$129,866
Temporary cash investments—at cost, which approximates market	1,165,260	618,327
Special deposits	280	3,380

Total cash and cash equivalents	1,335,328	751,573

Other temporary investments	—	150,000
Notes receivable	2,078	2,137
Accounts receivable:
Customer	323,215	294,799
Allowance for doubtful accounts	(27,285)	(28,355)
Other	244,621	295,771
Accrued unbilled revenues	319,133	268,680

Total receivables	859,684	830,895

Deferred fuel costs	55,653	172,444
Accumulated deferred income taxes	—	6,488
Fuel inventory—at average cost	96,467	97,497
Materials and supplies—at average cost	525,900	460,644
Deferred nuclear refueling outage costs	163,646	79,755
Prepayments and other	166,827	205,097

Total	3,205,583	2,756,530

OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates—at equity	824,209	766,103
Decommissioning trust funds	2,069,198	1,775,950
Non-utility property—at cost (less accumulated depreciation)	297,294	295,616
Other	270,889	495,542

Total	3,461,590	3,333,211

PROPERTY, PLANT AND EQUIPMENT:
Electric	26,789,538	26,359,676
Property under capital lease	746,624	753,310
Natural gas	209,969	201,841
Construction work in progress	1,232,891	882,829
Nuclear fuel under capital lease	259,433	265,464
Nuclear fuel	263,609	232,387

Total property, plant and equipment	29,502,064	28,695,507
Less—accumulated depreciation and amortization	12,307,112	11,805,578

Property, plant and equipment—net	17,194,952	16,889,929

DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
SFAS 109 regulatory asset—net	844,105	946,126
Unamortized loss on reacquired debt	155,161	166,546
Other regulatory assets	738,328	707,439
Long-term receivables	24,703	28,083
Goodwill	377,172	377,172
Other	946,375	705,275

Total	3,085,844	2,930,641

TOTAL ASSETS	$26,947,969	$25,910,311

[17380.TX]11

CONSOLIDATED BALANCE SHEETS

	2002	2001
	In thousands, as of December 31,
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$1,191,320	$682,771
Notes payable	351	351,018
Accounts payable	855,446	592,529
Customer deposits	198,442	188,230
Taxes accrued	385,315	550,133
Accumulated deferred income taxes	26,468	—
Nuclear refueling outage costs	14,244	2,080
Interest accrued	175,440	192,420
Obligations under capital leases	153,822	149,352
Other	171,341	396,616

Total	3,172,189	3,105,149

DEFERRED CREDITS AND OTHER LIABILITIES:
Accumulated deferred income taxes and taxes accrued	4,250,800	3,974,664
Accumulated deferred investment tax credits	447,925	471,090
Obligations under capital leases	155,943	181,085
Other regulatory liabilities	185,579	135,878
Decommissioning	1,565,997	1,194,333
Transition to competition	79,098	231,512
Regulatory reserves	56,438	37,591
Accumulated provisions	389,868	425,399
Other	1,145,232	801,040

Total	8,276,880	7,452,592

Long-term debt	7,086,999	7,321,028
Preferred stock with sinking fund	24,327	26,185
Preferred stock without sinking fund	334,337	334,337
Company-obligated mandatorily redeemable preferred securities of subsidiary trusts holding solely junior subordinated deferrable debentures	215,000	215,000

SHAREHOLDERS’ EQUITY:
Common stock, $.01 par value, authorized 500,000,000 shares; issued 248,174,087 shares in 2002 and in 2001	2,482	2,482
Paid-in capital	4,666,753	4,662,704
Retained earnings	3,938,693	3,638,448
Accumulated other comprehensive loss	(22,360)	(88,794)

Less—treasury stock, at cost (25,752,410 shares in 2002 and 27,441,384 shares in 2001)	747,331	758,820

Total	7,838,237	7,456,020

Commitments and Contingencies

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$26,947,969	$25,910,311

[17380.TX]12

FINANCIAL STATEMENTS

CONSOLIDATED STATEMENTS OF CASH FLOW

	2002	2001	2000
	In thousands, for the years ended December 31,
OPERATING ACTIVITIES
Consolidated net income	$623,072	$750,507	$710,915
Noncash items included in net income:
Reserve for regulatory adjustments	18,848	(359,199)	18,482
Other regulatory charges (credits)—net	(141,836)	(20,510)	34,073
Depreciation, amortization, and decommissioning	869,638	724,222	785,609
Deferred income taxes and investment tax credits	(256,664)	87,752	124,457
Allowance for equity funds used during construction	(31,658)	(26,209)	(32,022)
Cumulative effect of accounting change	—	(23,482)	—
Gain on sale of assets—net	(6,612)	(5,226)	(2,340)
Equity in undistributed earnings of subsidiaries and unconsolidated affiliates	(181,878)	(150,799)	(13,715)
Provision for turbine commitments and asset impairments	428,456	—	—
Changes in working capital (net of effects from acquisitions and dispositions):
Receivables	(43,957)	302,230	(437,146)
Fuel inventory	1,030	(3,419)	(20,447)
Accounts payable	286,230	(415,160)	543,606
Taxes accrued	462,956	486,676	20,871
Interest accrued	7,209	17,287	45,789
Deferred fuel	156,181	495,007	(38,001)
Other working capital accounts	(286,232)	(39,978)	102,336
Provision for estimated losses and reserves	10,533	19,093	6,019
Changes in other regulatory assets	71,132	119,215	(66,903)
Other	195,255	257,541	186,264

Net cash flow provided by operating activities	2,181,703	2,215,548	1,967,847

INVESTING ACTIVITIES
Construction/capital expenditures	(1,530,301)	(1,380,417)	(1,493,717)
Allowance for equity funds used during construction	31,658	26,209	32,022
Nuclear fuel purchases	(250,309)	(130,670)	(121,127)
Proceeds from sale/leaseback of nuclear fuel	183,664	71,964	117,154
Proceeds from sale of businesses	215,088	784,282	61,519
Investment in other non-utility properties	(216,956)	(647,015)	(222,119)
Decrease (increase) in other investments	38,964	(631,975)	(15,943)
Changes in other temporary investments—net	150,000	(150,000)	321,351
Decommissioning trust contributions and realized change in trust assets	(84,914)	(95,571)	(63,805)
Other regulatory investments	(39,390)	(3,460)	(385,331)
Other	114,033	(68,067)	(44,016)

Net cash flow used in investing activities	(1,388,463)	(2,224,720)	(1,814,012)

[17380.TX]13

CONSOLIDATED STATEMENTS OF CASH FLOW

	2002	2001	2000
	In thousands, for the years ended December 31,
FINANCING ACTIVITIES:
Proceeds from the issuance of:
Long-term debt	1,197,330	682,402	904,522
Common stock	130,061	64,345	41,908
Retirement of:
Long-term debt	(1,341,274)	(962,112)	(181,329)
Repurchase of common stock	(118,499)	(36,895)	(550,206)
Redemption of preferred stock	(1,858)	(39,574)	(157,658)
Changes in short-term borrowings—net	244,333	(37,004)	267,000
Dividends paid:
Common stock	(298,991)	(269,122)	(271,019)
Preferred stock	(23,712)	(24,044)	(32,400)

Net cash flow provided by (used in) financing activities	(212,610)	(622,004)	20,818

Effect of exchange rates on cash and cash equivalents	3,125	325	(5,948)

Net increase (decrease) in cash and cash equivalents	583,755	(630,851)	168,705
Cash and cash equivalents at beginning of period	751,573	1,382,424	1,213,719

Cash and cash equivalents at end of period	$1,335,328	$751,573	$1,382,424

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest—net of amount capitalized	$633,931	$708,748	$505,414
Income taxes	$57,856	$(113,466)	$345,361
Noncash investing and financing activities:
Debt assumed by the Damhead Creek purchaser	$488,432	—	—
Decommissioning trust funds acquired in nuclear power plant acquisitions	$310,000	$430,000	—
Change in unrealized depreciation of decommissioning trust assets	$(72,982)	$(34,517)	$(11,577)
Long-term debt refunded with proceeds from long-term debt issued in prior period	$(47,000)	—	—
Proceeds from long-term debt issued for the purpose of refunding prior long-term debt	—	$47,000	—
Acquisition of Indian Point 3 and FitzPatrick:
Fair value of assets acquired	—	—	$917,667
Initial cash paid at closing	—	—	$50,000
Liabilities assumed and notes issued to seller	—	—	$867,667

[17380.TX]14

FINANCIAL STATEMENTS

CONSOLIDATED STATEMENTS OF RETAINED EARNINGS, COMPREHENSIVE INCOME, AND PAID-IN CAPITAL

	2002		2001		2000
	In thousands, for the years ended December 31,
RETAINED EARNINGS
Retained Earnings—Beginning of period	$3,638,448		$3,190,639		$2,786,467
Add: Earnings applicable to common stock	599,360	$599,360	726,196	$726,196	679,294	$679,294
Deduct:
Dividends declared on common stock	299,031		278,342		275,929
Capital stock and other expenses	84		45		(807)

Total	299,115		278,387		275,122

Retained Earnings—End of period	$3,938,693		$3,638,448		$3,190,639

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) (NET OF TAX ):
Balance at beginning of period:
Accumulated derivative instrument fair value changes	$(17,973)		$—		$—
Other accumulated comprehensive (loss) items	(70,821)		(75,033)		(73,805)

Total	(88,794)		(75,033)		(73,805)

Cumulative effect to January 1, 2002 of accounting change regarding fair value of derivative instruments	—		(18,021)		—
Net derivative instrument fair value changes arising during the period	35,286	35,286	48	48	—	—
Foreign currency translation adjustments	65,948	(15,487)	4,615	4,615	(5,216)	(5,216)
Minimum pension liability adjustment	(10,489)	(10,489)	—	—	—	—
Net unrealized investment gains (losses)	(24,311)	(24,311)	(403)	(403)	3,988	3,988

Balance at end of period:
Accumulated derivative instrument fair value changes	17,313		(17,973)		—
Other accumulated comprehensive (loss) items	(39,673)		(70,821)		(75,033)

Total	$(22,360)		$(88,794)		$(75,033)

Comprehensive Income		$584,359		$730,456		$678,066

PAID-IN CAPITAL
Paid-in Capital—Beginning of period	$4,662,704		$4,660,483		$4,636,163
Add:
Common stock issuances related to stock plans	4,049		2,221		24,320

Paid-in Capital—End of period	$4,666,753		$4,662,704		$4,660,483

[17380.TX]15

FINANCIAL METRICS

ENTERGY CORPORATION KEY FINANCIAL PERFORMANCE MEASURES

FOR THE YEARS ENDED DECEMBER 31, 2002 VS. 2001

	FOR 12 MONTHS ENDING DECEMBER 31,
	2002	2001	Change
	($ millions)
Operating Cash Flow	2,182	2,216	(34)
Return on Average Invested Capital—As Reported	5.98%	7.26%	(1.28)%
Return on Average Invested Capital—Operational	7.56%	7.26%	0.30%
Return on Average Common Equity—As Reported	7.85%	10.04%	(2.19)%
Return on Average Common Equity—Operational	11.33%	10.04%	1.29%
Net Margin—As Reported	7.22%	7.56%	(0.34)%
Net Margin—Operational	10.43%	7.55%	2.88%
Book Value Per Share	$35.24	$33.78	$1.46
End of Period Shares Outstanding (millions)	222.4	220.7	1.7

	AS OF DECEMBER 31,
	2002	2001	Change
	($ millions)
Revolver Capacity	1,018	1,210	(192)
Total Gross Liquidity	2,353	1,962	391
Total Debt	8,588	8,227	361
Off-balance Sheet Liabilities:
Project Debt	—	265	(265)
Debt of Joint Ventures—Entergy’s Share	409	347	62
Leases—Entergy’s Share	395	343	52

Total Off-balance Sheet Liabilities	804	955	(151)
Rating or Other Contingent Liabilities	—	225	(225)
Net Debt to Total Capital	46.3%	49.7%	(3.4)%
Net Debt Including Off-balance Sheet Liabilities	48.9%	52.5%	(3.6)%

Operational metrics are non-GAAP measures as they are calculated using operational net income, which excludes the impact of special items. As reported metrics are computed in accordance with GAAP as they include all components of net income, including special items. A reconciliation of operational earnings per share to as reported earnings per share and details on special items can be found on pages 4 - 5.

See page 44 for definitions of certain measures.

[17380.TX]16

U.S. UTILITY

UTILITY HIGHLIGHTS

Entergy Corporation has five wholly-owned domestic retail electric utility subsidiaries: Entergy Arkansas, Entergy Gulf States, Entergy Louisiana, Entergy Mississippi, and Entergy New Orleans. These utility companies provided retail electric service to approximately 2.6 million customers, in portions of Arkansas, Louisiana, Mississippi, and Texas. In addition, Entergy Gulf States furnishes natural gas utility service in and around Baton Rouge, Louisiana, and Entergy New Orleans furnishes natural gas utility service in New Orleans, Louisiana.

UTILITY PERFORMANCE MEASURES

	2002					2001					YTD % Change
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
UTILITY OPERATIONAL METRICS
Generation in GWh	21,032	22,698	26,635	19,687	90,019	21,470	23,814	28,081	21,245	94,610	(5)%
Billed Retail
Electric Sales (GWh)	23,079	24,309	29,906	24,338	101,631	24,037	23,981	29,032	22,906	99,956	2%
O&M Expense per MWh ($)	16.79	23.87	14.01	23.84	19.29	14.86	14.33	14.17	19.44	15.55	24%
Reliability
SAIFI	2.0	2.0	2.1	2.0	2.0	2.3	2.2	2.1	2.1	2.1	(7)%
SAIDI	151.0	150.7	161.2	164.0	164.0	174.0	169.5	164.1	162.0	162.0	1%
UTILITY FINANCIAL METRICS

Quarterly Metrics
EPS—As Reported ($)	0.45	0.85	1.07	0.19	2.57	0.51	0.74	0.99	0.20	2.45	5%
EPS—Operational ($)	0.52	0.74	0.99	0.20	2.57	0.52	0.74	0.99	0.20	2.46	4%
Weather EPS Effect ($)	0.03	0.00	(0.04)	0.00	(0.01)	0.05	0.00	(0.04)	(0.02)	(0.01)	0%
Capital Expenditures ($M)	221	309	235	367	1,132	215	264	293	339	1,110	2%

Trailing Twelve Months
ROIC—As Reported (%)	7.0	7.1	7.0	6.9	6.9	7.7	7.6	7.2	7.2	7.2	(5)%
ROIC—Operational (%)	7.0	7.1	7.0	6.9	6.9	7.8	7.6	7.3	7.2	7.2	(5)%
ROE—As Reported (%)	8.7	8.9	9.2	9.5	9.5	10.3	10.0	8.9	8.9	8.9	6%
ROE—Operational (%)	8.7	8.9	9.2	9.5	9.5	10.5	10.0	9.0	9.0	9.0	6%
Net Debt to Net Capital (%)	50.2	50.0	49.2	49.6	—	51.6	50.6	51.2	51.4	—	(4)%

Operational metrics are non-GAAP measures as they are calculated using operational net income, which excludes the impact of special items. As reported metrics are computed in accordance with GAAP as they include all components of net income, including special items. A reconciliation of operational earnings per share to as reported earnings per share and details on special items can be found on pages 4 - 5.

See page 44 for definitions of certain measures.

	2002	2001	2000	1999	1998
SELECTED OPERATING DATA
Billed Retail Electric Sales (GWh)	101,631	99,956	103,216	100,519	100,224
Retail Electric Sales Growth Rates	1.7%	(3.2)%	2.7%	0.3%	3.2%
Regional Gross Domestic Product Rate	2.1%	(0.2)%	(0.8)%	3.1%	1.5%
Retail Electric Customers (thousands)	2,597	2,574	2,556	2,522	2,495
Sources of Generation(a)
Natural Gas	39%	34%	42%	45%	40%
Nuclear Fuel	46%	43%	39%	35%	40%
Coal	15%	15%	15%	16%	14%
Fuel Oil	—	8%	4%	4%	6%
Average Fuel Cost (¢/KWh)
Natural Gas	3.88	4.62	4.90	2.75	2.50
Nuclear Fuel	0.47	0.50	0.56	0.54	0.53
Coal	1.37	1.58	1.51	1.59	1.67
Fuel Oil	15.78	4.33	3.90	2.06	2.37
Peak Demand (MW)	20,419	20,257	22,052	20,664	20,591
Operational Summer Capacity at Peak (MW)	22,373	22,080	22,235	22,230	21,544
Annual System Load Factor	62%	61%	59%	61%	62%

(a)	Immaterial amounts of generation were provided by hydroelectric power.

[17380.TX]17

UTILITY REGULATORY KEY EVENTS/PENDING CASES

Company	Allowed ROE	Pending Cases/Events	Fuel Recovery Mechanism

Entergy Arkansas	11.0%	No cases are pending. Transition cost account mechanism expired on December 31, 2001.	Annual reset based on prior year’s cost.

Entergy Gulf States—TX	10.95%

Base rates have been frozen since settlement order issued in June 1999. Freeze will likely extend to the start of retail open access, which is currently not expected to occur until at least the first quarter of 2004.

			Fuel Factor with semi-annual reset based on gas prices. Surcharge and refund material under-and over-recoveries semi-annually based on actual cost.

Entergy Gulf States—LA	11.1%

The LPSC approved a settlement in December 2002 resolving the 4th – 8th post-merger earnings reviews resulting in a $22.1 million prospective rate reduction effective January 2003 and a refund of $16.3 million. Also, the 9th earnings analysis (2002), the last required post-merger earnings analysis, and prospective revenue study are currently pending before the LPSC with hearings set for October 2003. In conjunction with the LPSC staff, Entergy Gulf States is currently pursuing a formula rate plan proposal.

			Monthly reset with 60 day lag based on prior two months actual fuel and purchased power costs plus 1/12 of unrecovered fuel balance.

Entergy Louisiana	9.7% – 11.3%(a)

The LPSC approved a settlement in July 2002 covering the 5th and 6th annual rate reviews and future rate regulation that included a small rate reduction and reaffirmed the ROE midpoint of 10.5%. Entergy Louisiana’s current rates will remain in effect until changed pursuant to a new formula rate plan filing or revenue analysis to be filed by June 30, 2003. In conjunction with the LPSC staff, Entergy Louisiana is currently pursuing a formula rate plan proposal.

			Monthly reset with 60 day lag based on prior two months actual fuel and purchased power costs plus 1/12 of unrecovered fuel balance.

Entergy Mississippi	10.64% – 12.86%(b)

An annual formula rate plan is in place. In December 2002, the MPSC approved a joint stipulation that resulted in a $48.2 million rate increase and an ROE midpoint of 11.75%. Entergy Mississippi will make its next formula rate plan filing in March 2004.

			Quarterly reset based on forecasted costs plus any deferred fuel balance (over or under-recovery) from the second prior quarter.

Entergy New Orleans	11.4%

Rate case filed with the City Council in May 2002 requesting a rate increase of $44 million. An agreement in principle reached in March 2003 with the Advisors to the City Council would result in a $30 million base rate increase, if approved by the City Council. A decision is expected in mid-2003.

			Monthly reset with 60 day lag based on prior two months actual fuel and purchased power costs plus 1/12 unrecovered fuel balance.

System Energy Resources, Inc.	10.94%	ROE approved by July 2001 FERC order. No cases pending before FERC	Actual costs billed as incurred.

(a)	If Entergy Louisiana and Entergy Mississippi earn outside of the bandwidth range, rates will be adjusted on a prospective basis. For Entergy Louisiana, if earnings are above the bandwidth range, rates are reduced by 60 percent of the overage, and if below, increased by 60 percent of the shortfall. Entergy Mississippi has a similar provision except the rate increase or decrease is 50 percent of any overage or shortfall outside of the bandwidth range.

(b)	If Entergy Mississippi earns outside of the bandwidth range, rates will be adjusted on a prospective basis. If earnings are above the bandwidth range, rates are reduced by 50% of the overage, and if below, increased by 50% of the shortfall. The range presented is not adjusted for performance measures, under which the ROE midpoint can increase or decrease by as much as 1%.

[17380.TX]18

UTILITY HIGHLIGHTS

IMPROVED SAFETY AND CUSTOMER SERVICE

Entergy has achieved substantial improvement in safety, reliability, and customer service since the company adopted a refocused strategy in 1998, maintaining that progress in 2002.

PLANNED CAPITAL EXPENDITURES BY UTILITY COMPANY

	2003	2004	2005	Total
	($ millions)
Entergy Arkansas, Inc.	283	286	315	884
Entergy Gulf States, Inc.	236	226	230	692
Entergy Louisiana, Inc.	197	184	195	576
Entergy Mississippi, Inc.	132	136	138	406
Entergy New Orleans, Inc.	51	53	54	158
System Energy Resources, Inc.	13	15	19	47

Total	912	900	951	2,763

[17380.TX]19

STATISTICAL INFORMATION

2002 CONSOLIDATING ELECTRIC STATISTICAL INFORMATION

	Entergy Arkansas	Entergy Gulf States	Entergy Louisiana	Entergy Mississippi	Entergy New Orleans	System Energy	Eliminations	Total	%
ELECTRIC OPERATING REVENUES
($ thousands)
Residential	556,314	699,900	637,901	374,958	170,517	—	—	2,439,590	36.7%
Commercial	304,498	502,114	403,051	309,525	153,776	—	—	1,672,964	25.2%
Industrial	329,847	694,747	636,410	164,815	24,657	—	—	1,850,476	27.8%
Governmental	15,358	33,958	35,914	28,532	65,746	—	—	179,508	2.7%

Total retail	1,206,017	1,930,719	1,713,276	877,830	414,696	—	—	6,142,538	92.4%
Wholesale	328,194	28,085	19,641	78,004	8,773	602,486	(735,173)	330,010	5.0%
Other	26,899	183,067	82,435	35,261	1,058	—	(154,854)	173,866	2.6%

Total	1,561,110	2,141,871	1,815,352	991,095	424,527	602,486	(890,027)	6,646,414	100.0%

FUEL REVENUES
(INCLUDED IN ABOVE REVENUES)
($ thousands)
Residential	93,116	265,726	226,887	146,191	62,192	—	—	794,112	—
Commercial	66,849	215,825	142,141	127,484	63,447	—	—	615,746	—
Industrial	87,780	411,584	359,607	82,778	11,419	—	—	953,168	—
Governmental	3,341	12,957	12,878	10,918	29,324	—	—	69,418	—

ELECTRIC ENERGY SALES
(millions KWh)
Residential	7,050	9,501	8,780	5,092	2,158	—	—	32,581	29.2%
Commercial	5,221	7,895	5,538	4,445	2,255	—	—	25,354	22.8%
Industrial	7,074	15,887	14,738	2,910	409	—	—	41,018	36.8%
Governmental	255	477	510	382	1,054	—	—	2,678	2.4%

Total retail	19,600	33,760	29,566	12,829	5,876	—	—	101,631	91.2%
Wholesale	11,880	5,099	285	1,320	176	9,053	17,985	9,828	8.8%

Total	31,480	38,859	29,851	14,149	6,052	9,053	17,985	111,459	100.0%

AVERAGE ELECTRIC REVENUE PER KWh
(¢)
Residential	7.89	7.37	7.27	7.36	7.90	—	—	7.49	—
Commercial	5.83	6.36	7.28	6.96	6.82	—	—	6.60	—
Industrial	4.66	4.37	4.32	5.66	6.03	—	—	4.51	—
Governmental	6.02	7.12	7.04	7.47	6.24	—	—	6.70	—

NUMBER OF ELECTRIC CUSTOMERS
(as of December 31)
Residential	548,693	608,960	565,824	344,637	170,771	—	—	2,238,885	86.2%
Commercial	79,430	80,165	70,418	57,146	16,576	—	—	303,735	11.7%
Industrial	20,045	8,090	7,136	3,036	1,141	—	—	39,448	1.5%
Governmental	526	3,695	5,532	3,842	1,632	—	—	15,227	0.6%

Total retail	648,694	700,910	648,910	408,661	190,120	—	—	2,597,295	100.0%
Sales for resale	22	17	2	3	2	—	—	46	0.0%

Total	648,716	700,927	648,912	408,664	190,122	—	—	2,597,341	100.0%

In some cases, individual company statistics have been rounded for footing purposes.

[17380.TX]20

STATISTICAL INFORMATION

ENTERGY ARKANSAS, INC.

	2002	2001	2000	1999	1998
SELECTED DATA
($ thousands)
Operating Revenues	1,561,110	1,776,776	1,762,635	1,541,894	1,608,698
Net Income	135,643	178,185	137,047	69,313	110,951
Return on Average Common Equity	10.41%	14.40%	11.78%	5.50%	9.38%
Total Assets	4,256,968	4,451,580	4,228,211	3,917,111	4,006,651
Long-term Obligations(a)	1,244,711	1,417,262	1,401,062	1,265,846	1,335,248

ELECTRIC OPERATING REVENUES
($ thousands)
Residential	556,314	586,361	561,363	533,245	562,325
Commercial	304,498	329,437	307,320	288,677	288,816
Industrial	329,847	370,772	353,046	335,824	330,016
Governmental	15,358	16,149	14,935	14,606	14,640

Total retail	1,206,017	1,302,719	1,236,664	1,172,352	1,195,797
Sales for resale	328,194	441,184	480,414	371,599	389,693
Other	26,899	32,873	45,557	(2,057)	23,208

Total	1,561,110	1,776,776	1,762,635	1,541,894	1,608,698

FUEL REVENUES (INCLUDED IN ABOVE REVENUES)
($ thousands)
Residential	93,116	123,957	93,514	70,903	57,717
Commercial	66,849	92,405	69,690	53,322	39,888
Industrial	87,780	122,095	97,631	75,460	42,522
Governmental	3,341	4,412	3,267	2,570	2,006

ELECTRIC ENERGY SALES
(millions KWh)
Residential	7,050	6,918	6,791	6,493	6,613
Commercial	5,221	5,162	5,063	4,880	4,773
Industrial	7,074	7,052	7,240	7,054	6,837
Governmental	255	245	239	237	233

Total retail	19,600	19,377	19,333	18,664	18,456
Sales for resale	11,880	12,126	12,050	12,460	12,448

Total	31,480	31,503	31,383	31,124	30,904

AVERAGE ELECTRIC REVENUE PER KWh
(¢)
Residential	7.89	8.48	8.27	8.21	8.50
Commercial	5.83	6.38	6.07	5.92	6.05
Industrial	4.66	5.26	4.88	4.76	4.83
Governmental	6.02	6.59	6.25	6.16	6.28

NUMBER OF ELECTRIC CUSTOMERS
(as of December 31)
Residential	548,693	547,860	545,550	543,112	536,229
Commercial	79,430	78,389	76,293	73,878	71,489
Industrial	20,045	20,121	20,461	20,513	20,578
Governmental	526	513	490	472	469

Total retail	648,694	646,883	642,794	637,975	628,765
Sales for resale	22	18	17	17	14

Total	648,716	646,901	642,811	637,992	628,779

CAPITAL STRUCTURE
($ millions)
Total Debt	1,498	1,495	1,388	1,261	1,319
Total Preferred	176	176	176	176	198
Total Equity	1,230	1,228	1,140	1,055	1,078

(a)	Includes long-term debt (excluding currently maturing debt), preferred stock with sinking fund and noncurrent capital lease obligations.

[17380.TX]21

ENTERGY GULF STATES, INC.

	2002	2001	2000	1999	1998
SELECTED DATA
($ thousands)
Operating Revenues	2,183,879	2,648,560	2,511,240	2,127,208	1,853,809
Net Income	174,078	179,444	180,343	125,000	46,393
Return on Average Common Equity	10.06%	10.92%	11.27%	7.40%	1.80%
Total Assets	6,507,857	6,209,741	6,134,017	5,733,022	6,293,744
Long-term Obligations(a)	2,093,700	2,130,245	1,978,149	1,966,269	1,993,811

ELECTRIC OPERATING REVENUES—LOUISIANA
($ thousands)
Residential	339,325	376,637	338,108	305,322	316,798
Commercial	286,408	333,336	282,510	253,318	256,318
Industrial	424,026	596,852	547,243	445,424	452,513
Governmental	17,433	19,397	16,314	15,036	17,387

ELECTRIC OPERATING REVENUES—TEXAS
($ thousands)
Residential	360,575	411,323	379,345	302,553	288,961
Commercial	215,707	253,812	222,836	176,973	166,626
Industrial	270,722	348,881	323,351	273,355	251,880
Governmental	16,525	18,818	16,625	13,439	18,543

FUEL REVENUES—LOUISIANA (INCLUDED IN ABOVE REVENUES)
($ thousands)
Residential	125,962	180,492	157,149	98,643	101,464
Commercial	117,513	174,499	143,609	92,508	92,265
Industrial	248,165	408,441	360,536	246,009	225,586
Governmental	5,976	8,784	7,017	4,475	5,155

FUEL REVENUES—TEXAS (INCLUDED IN ABOVE REVENUES)
($ thousands)
Residential	139,764	199,352	161,523	118,701	83,960
Commercial	98,312	141,590	111,988	82,620	55,120
Industrial	163,419	239,844	212,214	170,644	141,122
Governmental	6,981	9,767	7,842	5,754	6,119

ELECTRIC ENERGY SALES—LOUISIANA
(millions KWh)
Residential	4,520	4,282	4,520	4,326	4,315
Commercial	4,316	4,201	4,234	4,080	3,965
Industrial	9,714	10,258	11,186	10,911	10,914
Governmental	222	210	210	199	226

ELECTRIC ENERGY SALES—TEXAS
(millions KWh)
Residential	4,982	4,777	4,885	4,603	4,588
Commercial	3,578	3,467	3,426	3,230	3,010
Industrial	6,173	6,400	6,774	6,773	7,244
Governmental	255	242	240	226	334

(a)	Includes long-term debt (excluding currently maturing debt), preferred stock with sinking fund and noncurrent capital lease obligations.

[17380.TX]22

STATISTICAL INFORMATION

ENTERGY GULF STATES, INC.

	2002	2001	2000	1999	1998
NUMBER OF ELECTRIC CUSTOMERS—LOUISIANA
(as of December 31)
Residential	292,018	288,510	286,262	282,906	279,552
Commercial	42,423	41,666	40,951	39,791	38,755
Industrial	3,687	3,654	3,585	3,833	3,661
Governmental	1,519	1,460	1,409	1,329	1,264
NUMBER OF ELECTRIC CUSTOMERS—TEXAS
(as of December 31)
Residential	316,941	310,851	306,728	299,815	294,478
Commercial	37,742	37,267	35,956	34,186	33,130
Industrial	4,403	4,284	4,445	5,057	4,869
Governmental	2,176	2,020	1,985	1,883	1,840

AVERAGE ELECTRIC REVENUE PER KWh—LOUISIANA
(¢)
Residential	7.51	8.80	7.48	7.06	7.34
Commercial	6.64	7.93	6.67	6.21	6.46
Industrial	4.37	5.82	4.89	4.08	4.15
Governmental	7.85	9.24	7.77	7.56	7.69
AVERAGE ELECTRIC REVENUE PER KWh—TEXAS
(¢)
Residential	7.24	8.61	7.77	6.57	6.30
Commercial	6.03	7.32	6.50	5.48	5.54
Industrial	4.39	5.45	4.77	4.04	3.48
Governmental	6.48	7.78	6.93	5.95	5.55

CAPITAL STRUCTURE
($ millions)
Total Debt	2,314	2,204	2,028	1,749	1,804
Total Preferred	157	159	163	321	347
Total Equity	1,725	1,643	1,552	1,470	1,469

[17380.TX]23

ENTERGY LOUISIANA, INC.

	2002	2001	2000	1999	1998
SELECTED DATA
($ thousands)
Operating Revenues	1,815,352	1,901,913	2,062,437	1,806,594	1,710,908
Net Income	144,709	132,550	162,679	191,770	179,487
Return on Average Common Equity	12.54%	10.15%	12.85%	15.80%	14.51%
Total Assets	4,602,988	4,149,701	4,289,409	4,084,650	4,181,041
Long-term Obligations(a)	917,154	1,197,473	1,411,345	1,274,006	1,530,590

ELECTRIC OPERATING REVENUES
($ thousands)
Residential	637,901	658,137	716,708	620,146	598,573
Commercial	403,051	429,388	441,339	386,042	367,151
Industrial	636,410	759,580	767,052	646,517	597,536
Governmental	35,914	39,203	38,772	33,738	32,795

Total retail	1,713,276	1,886,308	1,963,871	1,686,443	1,596,055
Sales for resale	19,641	48,345	60,467	81,176	69,540
Other	82,435	(32,740)	38,100	38,975	45,313

Total	1,815,352	1,901,913	2,062,438	1,806,594	1,710,908

FUEL REVENUES (INCLUDED IN ABOVE REVENUES)
($ thousands)
Residential	226,887	270,426	297,505	204,577	178,529
Commercial	142,141	175,194	180,900	127,201	110,556
Industrial	359,607	482,078	478,194	358,724	310,951
Governmental	12,878	16,696	15,981	11,270	10,060

ELECTRIC ENERGY SALES
(millions KWh)
Residential	8,780	8,255	8,648	8,354	8,477
Commercial	5,538	5,369	5,367	5,221	5,265
Industrial	14,738	14,402	15,184	15,051	14,781
Governmental	510	498	481	468	481

Total retail	29,566	28,524	29,680	29,094	29,004
Sales for resale	285	715	782	1,246	1,241

Total	29,851	29,239	30,462	30,340	30,245

AVERAGE ELECTRIC REVENUE PER KWh
(¢)
Residential	7.27	7.97	8.29	7.42	7.06
Commercial	7.28	8.00	8.22	7.39	6.97
Industrial	4.32	5.27	5.05	4.30	4.04
Governmental	7.04	7.87	8.06	7.21	6.82

NUMBER OF ELECTRIC CUSTOMERS
(as of December 31)
Residential	565,824	562,706	560,250	555,716	553,022
Commercial	70,418	69,437	68,747	67,379	66,160
Industrial	7,136	6,843	6,870	7,010	6,869
Governmental	5,532	5,442	5,401	5,310	5,187

Total retail	648,910	644,428	641,268	635,415	631,238
Sales for resale	2	2	2	2	2

Total	648,912	644,430	641,270	635,417	631,240

CAPITAL STRUCTURE
($ millions)
Total Debt	1,177	1,347	1,376	1,314	1,415
Total Preferred	171	171	206	206	256
Total Equity	974	1,228	1,237	1,146	1,161

(a)	Includes long-term debt (excluding currently maturing debt), preferred stock with sinking fund and noncurrent capital lease obligations.

[17380.TX]24

STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, INC.

	2002	2001	2000	1999	1998
SELECTED DATA
($ thousands)
Operating Revenues	991,095	1,093,741	937,371	832,819	976,300
Net Income	52,408	39,620	38,973	41,588	62,638
Return on Average Common Equity	10.41%	8.09%	8.19%	9.00%	13.94%
Total Assets	1,832,372	1,683,026	1,683,939	1,460,017	1,350,929
Long-term Obligations(a)	510,240	589,937	584,678	464,756	464,000

ELECTRIC OPERATING REVENUES
($ thousands)
Residential	374,958	390,957	340,691	311,003	367,895
Commercial	309,525	327,770	275,010	250,929	284,787
Industrial	164,815	191,014	161,065	151,659	170,910
Governmental	28,532	30,569	25,612	23,528	26,670

Total retail	877,830	940,310	802,378	737,119	850,262
Sales for resale	78,004	131,886	109,902	94,550	112,799
Other	35,261	21,545	25,091	1,150	13,239

Total	991,095	1,093,741	937,371	832,819	976,300

FUEL REVENUES (INCLUDED IN ABOVE REVENUES)
($ thousands)
Residential	146,191	168,322	106,123	83,232	89,900
Commercial	127,484	148,547	91,993	72,926	75,400
Industrial	82,778	102,087	67,980	56,832	59,300
Governmental	10,918	13,001	8,026	6,364	6,600

ELECTRIC ENERGY SALES
(millions KWh)
Residential	5,092	4,867	4,976	4,753	4,800
Commercial	4,445	4,322	4,307	4,156	4,015
Industrial	2,910	3,051	3,188	3,246	3,163
Governmental	382	381	376	363	347

Total retail	12,829	12,621	12,847	12,518	12,325
Sales for resale	1,320	2,017	1,589	2,200	2,908

Total	14,149	14,638	14,436	14,718	15,233

AVERAGE ELECTRIC REVENUE PER KWh
(¢)
Residential	7.36	8.03	6.85	6.54	7.66
Commercial	6.96	7.58	6.39	6.04	7.09
Industrial	5.66	6.26	5.05	4.67	5.40
Governmental	7.47	8.02	6.81	6.48	7.69

NUMBER OF ELECTRIC CUSTOMERS
(as of December 31)
Residential	344,637	341,126	340,125	335,221	329,767
Commercial	57,146	55,784	54,556	53,368	51,803
Industrial	3,036	2,970	3,048	3,021	3,024
Governmental	3,842	3,738	3,655	3,531	3,412

Total retail	408,661	403,618	401,384	395,141	388,006
Sales for resale	3	3	—	—	3

Total	408,664	403,621	401,384	395,141	388,009

CAPITAL STRUCTURE
($ millions)
Total Debt	765	655	585	465	464
Total Preferred	50	50	50	50	50
Total Equity	482	460	443	426	422

(a)	Includes long-term debt (excluding currently maturing debt), preferred stock with sinking fund and noncurrent capital lease obligations.

[17380.TX]25

ENTERGY NEW ORLEANS, INC.

	2002	2001	2000	1999	1998
SELECTED DATA
($ thousands)
Operating Revenues	507,874	630,850	640,290	507,788	513,750
Net Income	(230)	(2,195)	16,518	18,961	16,137
Return on Average Common Equity	(0.92)%	(2.38)%	11.82%	13.50%	11.29%
Total Assets	583,244	566,037	559,231	485,746	471,904
Long-term Obligations(a)	229,191	229,097	199,031	169,083	169,018

ELECTRIC OPERATING REVENUES
($ thousands)
Residential	170,517	189,474	188,314	158,822	164,765
Commercial	153,776	186,299	170,684	146,328	149,353
Industrial	24,657	31,725	25,479	25,584	26,229
Governmental	65,746	80,918	73,028	63,056	62,332

Total retail	414,696	488,416	457,505	393,790	402,679
Sales for resale	8,773	13,330	40,133	24,752	21,041
Other	1,058	926	17,136	7,889	7,733

Total	424,527	502,672	514,774	426,431	431,453

FUEL REVENUES (INCLUDED IN ABOVE REVENUES)
($ thousands)
Residential	62,192	88,301	73,690	47,868	51,411
Commercial	63,447	96,377	73,965	48,462	49,262
Industrial	11,419	18,451	12,499	11,945	12,077
Governmental	29,324	44,690	34,255	23,537	23,630

ELECTRIC ENERGY SALES
(millions KWh)
Residential	2,158	1,981	2,178	2,102	2,141
Commercial	2,255	2,185	2,260	2,208	2,149
Industrial	409	414	384	514	514
Governmental	1,053	1,017	1,059	1,071	1,037

Total retail	5,875	5,597	5,881	5,895	5,841
Sales for resale	176	174	711	621	569

Total	6,051	5,771	6,592	6,516	6,410

AVERAGE ELECTRIC REVENUE PER KWh
(¢)
Residential	7.90	9.56	8.65	7.56	7.70
Commercial	6.82	8.53	7.55	6.63	6.95
Industrial	6.03	7.66	6.64	4.98	5.10
Governmental	6.24	7.96	6.90	5.89	6.01

NUMBER OF ELECTRIC CUSTOMERS
(as of December 31)
Residential	170,771	170,043	170,350	165,825	169,787
Commercial	16,576	16,431	16,423	16,306	16,461
Industrial	1,141	1,106	1,094	976	995
Governmental	1,632	1,649	1,642	1,621	1,621

Total retail	190,120	189,229	189,509	184,728	188,864
Sales for resale	2	2	2	2	1

Total	190,122	189,231	189,511	184,730	188,865

CAPITAL STRUCTURE
($ millions)
Total Debt	229	229	199	169	169
Total Preferred	20	20	20	20	20
Total Equity	129	131	135	129	137

(a)	Includes long-term debt (excluding currently maturing debt), preferred stock with sinking fund and noncurrent capital lease obligations.

[17380.TX]26

STATISTICAL INFORMATION

SYSTEM ENERGY RESOURCES, INC.

System Energy Resources, Inc. is a wholly owned subsidiary that owns and leases an aggregate 90% undivided interest in the Grand Gulf Nuclear Station. System Energy sells all of the capacity and energy from its interest in Grand Gulf 1 at wholesale to its only customers: Entergy Arkansas, Entergy Louisiana, Entergy Mississippi, and Entergy New Orleans.

	2002	2001	2000	1999	1998
SELECTED DATA
($ thousands)
Operating Revenues	602,486	535,027	656,749	620,032	602,373
Net Income	103,352	116,355	93,745	82,372	106,476
Return on Average Common Equity	11.59%	13.04%	10.42%	9.30%	12.28%
Total Assets	2,901,410	2,964,041	3,274,550	3,369,048	3,431,205
Long-term Obligations(a)	942,701	865,439	947,991	1,122,178	1,182,616

ELECTRIC ENERGY SALES
(millions KWh)	9,053	8,921	9,621	7,567	8,259

CAPITAL STRUCTURE
($ millions)
Total Debt	979	993	1,132	1,239	1,400
Total Preferred	—	—	—	—	—
Total Equity	892	891	893	891	884

(a)	Includes long-term debt (excluding currently maturing debt), preferred stock with sinking fund and noncurrent capital lease obligations.

[17380.TX]27

UTILITY ELECTRIC GENERATING PLANT STATISTICS

TOTAL CAPABILITY

	Operated		Net Maximum Dependable Capacity (MW)
	Plants	Units	Owned & Leased	Operated
	As of December 31, 2002
Plants that use fuel type:
Gas & Oil	24	65	15,168	15,712
Coal	3	6	2,271	3,914
Oil	—	—	33	33
Gas	—	—	36	36
Petroleum Coke	1	2	—	200

Total Fossil	28	73	17,508	19,895

Hydro	4	9	70	162
Nuclear	4	5	4,821	4,915

Total Capability	36	87	22,399	24,972

All plants that have units with multiple fuel types are in the Gas & Oil plant count.

OWNED AND LEASED NET MAXIMUM DEPENDABLE CAPACITY (MW)

	Entergy Arkansas	Entergy Gulf States	Entergy Louisiana	Entergy Mississippi	Entergy New Orleans	System Energy	Total	%
	As of December 31, 2002
Gas & Oil	1,711	5,241	4,486	2,669	1,061	—	15,168	67.7
Coal	1,209	642	—	420	—	—	2,271	10.1
Oil	6	—	—	11	16	—	33	0.2
Gas	—	—	—	36	—	—	36	0.2

Total Fossil	2,926	5,883	4,486	3,136	1,077	—	17,508	78.2

Hydro	70	—	—	—	—	—	70	0.3
Nuclear	1,694	966	1,075	—	—	1,086	4,821	21.5

Total	4,690	6,849	5,561	3,136	1,077	1,086	22,399	100.0

2002 NET GENERATION AND PURCHASED POWER (MW)

	Entergy Arkansas	Entergy Gulf States	Entergy Louisiana	Entergy Mississippi	Entergy New Orleans	System Energy	Total
Net Generation:
Gas & Oil	1,540	14,645	11,039	5,391	2,580	—	35,195
Coal	6,998	4,168	—	2,577	—	—	13,743
Nuclear	14,559	8,467	8,838	—	—	9,053	40,917
Hydro	164	—	—	—	—	—	164

Total Net Generation	23,261	27,280	19,877	7,968	2,580	9,053	90,019

Purchased Power:
Affiliated Companies	3,438	2,703	5,079	4,069	2,706	9,053	27,048
Non-affiliated Companies	6,917	10,376	6,497	2,476	1,041	—	27,307

Total Purchased Power	10,355	13,079	11,576	6,545	3,747	9,053	27,307	(a)

(a)	Reflects elimination for affiliated companies’ purchases.

[17380.TX]28

STATISTICAL INFORMATION

UTILITY ELECTRIC GENERATING PLANT STATISTICS—continued

GAS AND OIL UNITS

Plant	Unit	Ownership		Net Owned & Leased Dependable Capacity (MW)	Commercial Operation	Total Plant
						Total Cost ($000)	Net Generation (MWh)	Expenses per Net MWh	Total Production Expense ($000)
Entergy Arkansas, Inc.
Cecil Lynch	2 3	100 100	% %	74 130	1949 1954	35,729	25,727	115.22	2,964
Harvey Couch	1 2	100 100	% %	30 131	1943 1954	22,849	71,426	85.83	6,131
Lake Catherine	1 2 3 4	100 100 100 100	% % % %	52 51 106 547	1950 1950 1953 1970	74,469	1,181,868	43.99	51,992
Hamilton Moses	1 2	100 100	% %	72 72	1951 1951	21,091	37,771	88.63	3,348
Mabelvale	1 2 3 4	100 100 100 100	% % % %	18 18 18 18	1970 1970 1970 1970	10,467	65	2,653.91	173
Robert Ritchie	1 3	100 100	% %	356 18	1961 1970	49,435 1,635	222,777 39	69.85 5,090.82	15,561 199

				1,711		215,675	1,539,673	52.20	80,366

Entergy Gulf States, Inc.
LA Station 2	7 8 9	100 100 100	% % %	40 40 60	1950 1950 1953	36,287	635	1,986.88	1,262
Willow Glen	1 2 3 4 5	100 100 100 100 100	% % % % %	172 224 522 568 559	1960 1964 1968 1973 1976	388,298	3,121,855	45.50	142,059
Lewis Creek	1 2	100 100	% %	260 260	1970 1971	69,134	2,276,948	38.26	87,125
Roy S. Nelson	3 4	100 100	% %	146 500	1960 1970	135,104	2,159,118	44.74	96,601
Sabine	1 2 3 4 5	100 100 100 100 100	% % % % %	230 230 420 530 480	1962 1962 1966 1974 1979	365,829	7,086,433	40.12	284,285

				5,241		994,652	14,644,989	41.74	611,332

[17380.TX]29

GAS AND OIL UNITS—continued

Plant	Unit	Ownership		Net Owned & Leased Dependable Capacity (MW)	Commercial Operation	Total Plant
						Total Cost ($000)	Net Generation (MWh)	Expenses per Net MWh	Total Production Expense ($000)
Entergy Louisiana, Inc.
Buras	8	100%		19	1971	2,611	4,411	136.40	602
Little Gypsy	1 2 3	100 100 100	% % %	244 436 573	1961 1966 1969	130,475	2,358,908	43.68	103,037
Monroe(a)	10 11 12	100 100 100	% % %	23 41 74	1961 1965 1969	30,126	(1,666)	(361.03)	601
Ninemile Point	1 2 3 4 5	100 100 100 100 100	% % % % %	74 107 135 748 763	1951 1953 1955 1971 1973	246,463	6,185,722	50.14	310,128
Sterlington	6 7A 7B 7C	100 100 100 100	% % % %	224 51 51 101	1958 1973 1973 1973	72,705	1,029,876	45.84	47,205
Waterford	1 2	100 100	% %	411 411	1975 1975	150,010	1,462,057	36.41	53,234

				4,486		632,390	11,039,308	46.63	514,808

Entergy Mississippi, Inc.
Baxter Wilson	1 2	100 100	% %	550 771	1966 1971	188,961	2,551,558	45.09	115,049
Delta	1 2	100 100	% %	104 103	1953 1953	30,592	96,069	103.79	9,971
Gerald Andrus	1	100%		761	1975	127,972	2,317,692	40.15	93,052
Natchez(b)	1	100%		73	1951	15,700	(121)	6,211.74	752
Rex Brown	1 3 4	100 100 100	% % %	36 76 231	1948 1951 1959	46,426	426,367	59.26	25,268

				2,705		409,651	5,391,565	45.27	244,091

Entergy New Orleans, Inc.
A. B. Paterson	3 4	100 100	% %	56 87	1950 1954	31,541	130,481	45.53	5,941
Michoud	1 2 3	100 100 100	% % %	113 244 561	1957 1963 1967	127,561	2,449,863	44.93	110,079

				1,061		159,102	2,580,344	44.96	116,019

(a)	Plant was available for service but not used to meet load requirements. Net generation reflects plant usage of system generation.

(b)	Facility was in extended reserve shutdown. Net generation reflects plant usage of system generation.

[17380.TX]30

STATISTICAL INFORMATION

UTILITY ELECTRIC GENERATING PLANT STATISTICS—continued

COAL UNITS

Plant	Unit	Ownership		Net Owned & Leased Dependable Capacity (MW)	Commercial Operation	Total Plant
						Total Cost ($ 000)	Net Generation (MWh)	Expenses per Net MWh	Total Production Expense ($ 000)
Entergy Arkansas, Inc.
Independence	1	31.5	%(a)	263	1983	147,075	1,729,783	16.00	27,677

White Bluff	1 2	57 57	%(b) %(b)	465 481	1980 1981	415,059	5,268,572	18.93	99,729

				1,209		562,134	6,998,355	18.21	127,405

Entergy Gulf States, Inc.
Roy S. Nelson	6	70	%(c)	385	1982	415,938	2,632,641	15.81	41,611

Big Cajun 2	3	42	%(d)	257	1983	227,634	1,534,949	17.17	26,362

				642		643,572	4,167,590	16.31	67,973

Entergy Mississippi, Inc.
Independence	1 2	25 25	%(a) %(e)	209 211	1983 1984	226,168	2,576,491	16.39	42,236

				420		226,168	2,576,491	16.39	42,236

(a)	Co-owners: Arkansas Electric Cooperative Corporation, Jonesboro City Water and Light, West Memphis Utilities, Osceola Municipal Light and Power

(b)	Co-owners: Arkansas Electric Cooperative Corporation, Jonesboro City Water and Light, Conway Corporation, West Memphis Utilities

(c)	Co-owners: Sam Rayburn Municipal Power Agency, Sam Rayburn G & T Coop.

(d)	Co-owner: Louisiana Generating

(e)	Co-owners: Arkansas Electric Cooperative Corporation, East Texas Electric Cooperative, Inc., Jonesboro City Water and Light, Conway Corporation, West Memphis Utilities

OIL UNITS

Plant	Unit	Ownership	Net Owned & Leased Dependable Capacity (MW)	Commercial Operation	Total Plant
					Total Cost ($ 000)	Net Generation (MWh)	Expenses per Net MWh	Total Production Expense ($ 000)
Entergy Arkansas, Inc.
Cecil Lynch	Diesel	100%	6	1967	478	22	1,134.91	25

			6		478	22	1,134.91	25

Entergy Mississippi, Inc.
Rex Brown	5	100%	11	1968	Information included with units 3 and 4.

			11

Entergy New Orleans, Inc.
A. B. Paterson	5	100%	16	1967	1,541	84	1,893.26	159

			16		1,541	84	1,893.26	159

[17380.TX]31

HYDRO UNITS

Plant	Unit	Ownership		Net Owned & Leased Dependable Capacity (MW)	Commercial Operation	Total Plant
						Total Cost ($ 000)	Net Generation (MWh)	Expenses per Net MWh	Total Production Expense ($ 000)
Entergy Arkansas, Inc.
Carpenter	1 2	100 100	% %	29 30	1932 1933	14,709	118,622	8.33	988

Remmel	1 2 3	100 100 100	% % %	4 3 4	1923 1923 1923	12,889	45,304	14.00	634

				70		27,598	163,926	9.90	1,622

NUCLEAR UNITS

Plant	Unit	Ownership		Net Owned & Leased Dependable Capacity (MW)	Commercial Operation	Total Plant
						Total Cost ($ 000)	Net Generation (MWh)	Expenses per Net MWh	Total Production Expense ($ 000)
Entergy Arkansas, Inc.
Arkansas Nuclear One	1 2	100 100	% %	836 858	1974 1980	1,797,775	14,558,884	15.20	221,244

Entergy Gulf States, Inc.
River Bend Station	1	100%		966	1986	3,177,214	8,467,518	15.55	131,674

Entergy Louisiana, Inc.
Waterford	3	100%		1,075	1985	2,600,734	8,837,810	15.50	136,961

System Energy Resources, Inc.
Grand Gulf	1	90%		1,086	1985	3,087,048	9,053,473	13.87	125,584

[17380.TX]32

STATISTICAL INFORMATION

UTILITY NUCLEAR PLANT STATISTICS

Entergy currently owns and operates five nuclear units at four plant sites to serve its regulated utility business: Arkansas Nuclear One (ANO) Units 1 and 2 near Russelville, Arkansas; Grand Gulf Nuclear Station in Port Gibson, Mississippi; River Bend Station in St. Francisville, Louisiana; and Waterford 3 in Taft, Louisiana. The following charts show plant performance for 2002 and averages for three, three-year periods.

CAPACITY FACTOR: This indicator reflects the effectiveness of plant programs and practices in maximizing available electrical generation, and provides an overall indication of how well plants are operated and maintained. It is defined as the ratio of the energy that was produced over a given period of time relative to the energy that would have been produced had the unit operated continuously at its maximum dependable capacity over the period.

	2002	1999-2001	1998-2000	1997-1999
CAPACITY FACTOR (%)
ANO	98.2	88.4	84.7	90.5
Grand Gulf	95.1	91.4	89.3	90.0
River Bend	100.1	84.8	84.9	82.8
Waterford 3	94.0	90.0	86.9	80.8
Entergy Southeast Average	97.1	88.8	86.3	86.8

Industry Average	—	88.7	85.5	80.7

Capacity factors greater than 100% result from units producing output in excess of their ratings for maximum dependable capacity.

PRODUCTION COST: The production costs below are measured in dollars per megawatt-hour. Production costs include O&M expenses and fuel lease charges.

	2002	1999-2001	1998-2000	1997-1999
PRODUCTION COST ($/MWh)
ANO	15.1	16.8	17.4	16.3
Grand Gulf	13.8	14.4	14.9	15.3
River Bend	15.6	19.3	19.7	20.3
Waterford 3	15.5	16.0	17.3	19.4
Entergy Southeast Average	15.0	16.4	17.2	17.4

Industry Average	—	17.4	18.0	19.0

INDIVIDUAL PLANT INFORMATION

	ANO		Grand Gulf	River Bend	Waterford 3
	Unit 1	Unit 2
Owner	Entergy Arkansas	Entergy Arkansas	System Energy–90% South Mississippi Electric Power Association–10%	Entergy Gulf States	Entergy Louisiana

Commercial Operation Date	December ‘74	March ‘80	July ‘85	June ‘86	September ‘85
License Expiration Date	5/20/34	7/17/18	6/16/22	8/29/25	12/18/24

Architect/Engineer	Bechtel Power	Bechtel Power	Bechtel Power	Stone & Webster	Ebasco
Reactor Manufacturer	Babcox & Wilcox	Combustion Engineering	General Electric	General Electric	Combustion Engineering
Reactor Type(a)	PWR	PWR	BWR	BWR	PWR
Turbine Generator Manufacturer	Westinghouse	General Electric	Kraftwerk Union	General Electric	Westinghouse

Maximum Dependable Capacity (MW)	836	858	1,207	966	1,075
Refueling Data:
Last Date	10/4/02– 11/12/02	4/12/02– 5/4/02	9/13/02– 10/6/02	3/16/03– 4/11/03	3/22/02– 4/18/02
# of Days	39	22	23	25	26
Next Scheduled Refueling	Spring ‘04	Fall ‘03	Spring ‘04	Fall ‘04	Fall ‘03
2002 Capacity Factor	89.7%	106.5%	95.1%	100.1%	94.0%

Book Value ($ millions)		1,070(b)	2,063	1,977	1,696
2002 Decommissioning Expense		— (b)	16.1	4.0	10.4
Estimated Decommissioning Costs		813.1(b)	341.1	385.2	320.1
Decommissioning Trust Fund Balance		334.6(b)	139.0	240.7	125.1
Decommissioning Liability as of 12/31/02		310.7(b)	154.8	237.0	125.3

(a)	PWR = Pressurized Water Reactor BWR = Boiling Water Reactor

(b)	ANO Units 1 & 2 are reported together.

[17380.TX]33

SECURITIES DETAIL

SECURITIES RATINGS

Securities Ratings(a)
	Mortgage Bonds			Preferred Stock
Entergy Arkansas, Inc.	Baa2	BBB+	BBB+	Ba2	BB+	BBB–
Entergy Gulf States, Inc.	Baa3	BBB–	BBB	Ba3	BB	BB+
Entergy Louisiana, Inc.	Baa2	BBB+	BBB+	Ba2	BB+	BBB–
Entergy Mississippi, Inc.	Baa2	BBB+	BBB+	Ba2	BB+	BBB–
Entergy New Orleans, Inc.	Baa2	BBB	BBB	Ba2	BB+	BB+
System Energy Resources, Inc.	Baa3	BBB–	BBB–		N/A

(a)	Moody’s, S&P, Fitch.

PREFERRED STOCK

Outstanding as of December 31, 2002 and 2001

	Shares Authorized and Outstanding		Amount ($ thousands)		Call Price Per Share as of December 31, 2002
	2002	2001	2002	2001	($)
ENTERGY ARKANSAS, INC.
Preferred Stock:
Without sinking fund:
Cumulative, $100 par value:
4.32% Series	70,000	70,000	7,000	7,000	103.65
4.72% Series	93,500	93,500	9,350	9,350	107.00
4.56% Series	75,000	75,000	7,500	7,500	102.83
4.56% 1965 Series	75,000	75,000	7,500	7,500	102.50
6.08% Series	100,000	100,000	10,000	10,000	102.83
7.32% Series	100,000	100,000	10,000	10,000	103.17
7.80% Series	150,000	150,000	15,000	15,000	103.25
7.40% Series	200,000	200,000	20,000	20,000	102.80
7.88% Series	150,000	150,000	15,000	15,000	103.00
Cumulative, $0.01 par value:
$ 1.96 Series(a)	600,000	600,000	15,000	15,000	25.00

Total without sinking fund	1,613,500	1,613,500	116,350	116,350

ENTERGY GULF STATES, INC.
Preferred Stock:
Authorized 6,000,000 shares, $100 par value, cumulative
Without sinking fund:
4.40% Series	51,173	51,173	5,117	5,117	108.00
4.50% Series	5,830	5,830	583	583	105.00
4.40% 1949 Series	1,655	1,655	166	166	103.00
4.20% Series	9,745	9,745	975	975	102.82
4.44% Series	14,804	14,804	1,480	1,480	103.75
5.00% Series	10,993	10,993	1,099	1,099	104.25
5.08% Series	26,845	26,845	2,685	2,685	104.63
4.52% Series	10,564	10,564	1,056	1,056	103.57
6.08% Series	32,829	32,829	3,283	3,283	103.34
7.56% Series	308,830	308,830	30,883	30,883	101.80

Total without sinking fund	473,268	473,268	47,327	47,327

With sinking fund:
Adjustable Rate-A, 7.0%(b)	108,120	112,666	10,812	11,267	100.00
Adjustable Rate-B, 7.0%(b)	135,149	149,182	13,515	14,918	100.00

Total with sinking fund	243,269	261,848	24,327	26,185

Fair Value of Preferred Stock with Sinking Fund(c)			20,792	26,160

[17380.TX]34

SECURITIES DETAIL

PREFERRED STOCK—continued

Outstanding as of December 31, 2002 and 2001

	Shares Authorized and Outstanding		Amount ($ thousands)		Call Price Per Share as of December 31, 2002
	2002	2001	2002	2001	($)
ENTERGY LOUISIANA, INC.
Preferred Stock:
Without sinking fund:
Cumulative, $100 par value:
4.96% Series	60,000	60,000	6,000	6,000	104.25
4.16% Series	70,000	70,000	7,000	7,000	104.21
4.44% Series	70,000	70,000	7,000	7,000	104.06
5.16% Series	75,000	75,000	7,500	7,500	104.18
5.40% Series	80,000	80,000	8,000	8,000	103.00
6.44% Series	80,000	80,000	8,000	8,000	102.92
7.84% Series	100,000	100,000	10,000	10,000	103.78
7.36% Series	100,000	100,000	10,000	10,000	103.36
Cumulative, $25 par value:
8.00% Series	1,480,000	1,480,000	37,000	37,000	25.00

Total without sinking fund	2,115,000	2,115,000	100,500	100,500

ENTERGY MISSISSIPPI, INC.
Preferred Stock:
Without sinking fund:
Cumulative, $100 par value:
4.36% Series	59,920	59,920	5,992	5,992	103.86
4.56% Series	43,887	43,887	4,389	4,389	107.00
4.92% Series	100,000	100,000	10,000	10,000	102.88
7.44% Series	100,000	100,000	10,000	10,000	102.81
8.36% Series	200,000	200,000	20,000	20,000	100.00

Total without sinking fund	503,807	503,807	50,381	50,381

ENTERGY NEW ORLEANS, INC.
Preferred Stock:
Without sinking fund:
Cumulative, $100 par value:
4.75% Series	77,798	77,798	7,780	7,780	105.00
4.36% Series	60,000	60,000	6,000	6,000	104.57
5.56% Series	60,000	60,000	6,000	6,000	102.59

Total without sinking fund	197,798	197,798	19,780	19,780

(a)	The total dollar value represents the liquidation value of $25 per share.

(b)	Represents weighted-average annualized rates for 2002.

(c)	Fair values were determined using bid prices reported by dealer markets and by nationally recognized investment banking firms.

COMPANY OBLIGATED REDEEMABLE PREFERRED SECURITIES

Entergy Arkansas Capital I, Entergy Louisiana Capital I, and Entergy Gulf States Capital I (Trusts) were established as financing subsidiaries of Entergy Arkansas, Entergy Louisiana, and Entergy Gulf States, respectively, for the purpose of issuing common and preferred securities.

Trusts	Date Of Issue	Preferred Securities Issued	Common Securities Issued	Interest Rate
	($ millions)
Arkansas Capital I	8-14-96	60.0	1.9	8.50%
Louisiana Capital I	7-16-96	70.0	2.2	9.00%
Gulf States Capital I	1-28-97	85.0	2.6	8.75%

[17380.TX]35

LONG-TERM DEBT

Outstanding as of December 31, 2002 and 2001

($ thousands)

ENTERGY ARKANSAS

	Maturity Date	2002	2001
Mortgage Bonds:
7.0% Series	March 2002	—	85,000
7.72% Series	March 2003	100,000	100,000
6.0% Series	October 2003	155,000	155,000
6.125% Series	July 2005	100,000	100,000
6.65% Series	August 2005	115,000	115,000
7.5% Series	August 2007	100,000	100,000
7.0% Series	October 2023	175,000	175,000
8.75% Series	March 2026	—	85,000
6.7% Series	April 2032	100,000	—
6.0% Series	December 2032	100,000	—

Total mortgage bonds		945,000	915,000

Governmental Bonds:
6.3% Series Pope County	2016	19,500	19,500
5.6% Series Jefferson County	2017	45,500	45,500
6.3% Series Jefferson County	2018	9,200	9,200
6.3% Series Pope County	2020	120,000	120,000
8.0% Series Pope County	2020	—	20,000
6.25% Series Independence County	2021	45,000	45,000
8.0% Series Pope County	2021	—	27,000
5.05% Series Pope County(b)	2028	47,000	47,000

Total governmental bonds		286,200	333,200

Other Long-Term Debt:
Long-Term Department of Energy Obligation		152,804	150,217
Unamortized Premium and Discount—Net		(4,625)	(5,963)
Other		621	621

Total Long-Term Debt		1,380,000	1,393,075
Less Amount Due Within One Year		255,000	85,000

Long-Term Debt Excluding Amount Due Within One Year		1,125,000	1,308,075

Fair Value of Long-Term Debt(c)		1,266,841	1,255,690

ENTERGY GULF STATES

	Maturity Date	2002	2001
Mortgage Bonds:
8.21% Series	January 2002	—	147,920
6.75% Series	March 2003	33,000	39,000
Floating Series	June 2003	260,000	300,000
8.25% Series	April 2004	292,000	292,000
Floating Series	September 2004	300,000	300,000
6.77% Series	August 2005	98,000	98,000
5.2% Series	December 2007	200,000	—
6.0% Series	December 2012	140,000	—
8.94% Series	January 2022	150,000	150,000
8.7% Series	April 2024	294,950	294,950

Total mortgage bonds		1,767,950	1,621,870

[17380.TX]36

SECURITIES DETAIL

LONG-TERM DEBT—continued

Outstanding as of December 31, 2002 and 2001

($ thousands)

ENTERGY GULF STATES—continued

Governmental Bonds:
5.45% Series	Calcasieu Parish	2010	22,100	22,100
6.75% Series	Calcasieu Parish	2012	48,280	48,280
6.7% Series	Pointe Coupee Parish	2013	17,450	17,450
5.7% Series	Iberville Parish	2014	21,600	21,600
7.7% Series	West Feliciana Parish	2014	94,000	94,000
5.8% Series	West Feliciana Parish	2015	28,400	28,400
7.0% Series	West Feliciana Parish	2015	39,000	39,000
7.5% Series	West Feliciana Parish	2015	41,600	41,600
9.0% Series	West Feliciana Parish	2015	45,000	45,000
5.8% Series	West Feliciana Parish	2016	20,000	20,000
5.65% Series	West Feliciana Parish(d)	2028	62,000	62,000
6.6% Series	West Feliciana Parish	2028	40,000	40,000

Total governmental bonds			479,430	479,430

Other Long-Term Debt:
Unamortized Premium and Discount—Net			(4,463)	(3,853)
Other			9,371	9,371

Total Long-Term Debt			2,252,288	2,106,818
Less Amount Due Within One Year			293,000	147,921

Long-Term Debt Excluding Amount Due Within One Year			1,959,288	1,958,897

Fair Value of Long-Term Debt(c)			2,322,087	2,173,994

ENTERGY LOUISIANA

		Maturity Date	2002	2001
Mortgage Bonds:
7.5% Series		January 2002	—	23,000
5.8% Series		March 2002	—	75,000
7.74% Series		July 2002	—	56,400
7.5% Series		November 2002	—	15,259
8.5% Series		June 2003	150,000	150,000
6.5% Series		March 2008	115,000	115,000
8.75% Series		March 2026	—	115,000
7.6% Series		April 2032	150,000	—

Total mortgage bonds			415,000	549,659

Governmental Bonds:
7.5% Series	St. Charles Parish		50,000	50,000
7.0% Series	St. Charles Parish		24,000	24,000
7.05% Series	St. Charles Parish		20,000	20,000
5.95% Series	St. Charles Parish		25,000	25,000
6.2% Series	St. Charles Parish		33,000	33,000
6.875% Series	St. Charles Parish		20,400	20,400
6.375% Series	St. Charles Parish		16,770	16,770
5.35% Series	St. Charles Parish(c)		110,950	110,950
Auction Rate	St. Charles Parish		60,000	60,000
4.85% Series	St. Charles Parish(f)		—	55,000
4.9% Series	St. Charles Parish(f)(g)		55,000	—

Total governmental bonds			415,120	415,120

[17380.TX]37

LONG-TERM DEBT—continued

Outstanding as of December 31, 2002 and 2001 ($ thousands)

ENTERGY LOUISIANA—continued

Other Long-Term Debt:
Waterford 3 Lease Obligation 7.45%	297,950	313,918
Unamortized Premium and Discount—Net	(1,516)	(1,741)

Total Long-Term Debt	1,126,554	1,276,956
Less Amount Due Within One Year	296,366	185,627

Long-Term Debt Excluding Amount Due Within One Year	$830,188	$1,091,329

Fair Value of Long-Term Debt(c)	$846,564	$986,476

ENTERGY MISSISSIPPI

	Maturity Date	2002	2001
Mortgage Bonds:
6.875% Series	June 2002	—	65,000
6.25% Series	February 2003	70,000	70,000
7.75% Series	February 2003	120,000	120,000
6.625% Series	November 2003	65,000	65,000
6.2% Series	May 2004	75,000	75,000
Floating Series	May 2004	50,000	50,000
8.25% Series	July 2004	25,000	25,000
6.45% Series	April 2008	80,000	80,000
7.7% Series	July 2023	60,000	60,000
6.0% Series	November 2032	75,000	—
7.25% Series	December 2032	100,000	—

Total mortgage bonds		720,000	610,000

Governmental Bonds:
7.0% Series Warren County	2022	8,095	8,095
7.0% Series Washington County	2022	7,935	7,935
Auction Series Independence City	2022	30,000	30,000

Total governmental bonds		46,030	46,030

Other Long-Term Debt:
Unamortized Premium and Discount—Net		(926)	(1,268)

Total Long-Term Debt		765,104	654,762
Less Amount Due Within One Year		255,000	65,000

Long-Term Debt Excluding Amount Due Within One Year		510,104	589,762

Fair Value of Long-Term Debt(c)		790,861	668,526

[17380.TX]38

SECURITIES DETAIL

LONG-TERM DEBT—continued

Outstanding as of December 31, 2002 and 2001

($ thousands)

ENTERGY NEW ORLEANS

	Maturity Date		2002	2001
Mortgage Bonds:
7.0% Series	March	2003	—	25,000
6.65% Series	March	2004	30,000	30,000
8.125% Series	July	2005	30,000	30,000
8.0% Series	March	2006	40,000	40,000
7.0% Series	July	2008	30,000	30,000
6.75% Series	October	2017	25,000	—
8.0% Series	March	2023	45,000	45,000
7.55% Series	September	2023	30,000	30,000

Total mortgage bonds			230,000	230,000

Other Long-Term Debt:
Unamortized Premium and Discount—Net			(809)	(903)

Total Long-Term Debt			229,191	229,097

Fair Value of Long-Term Debt(c)			239,311	235,875

SYSTEM ENERGY

	Maturity Date		2002	2001
Mortgage Bonds:
8.25% Series	October	2002	—	70,000
4.875% Series	October	2007	70,000	—

Total mortgage bonds			70,000	70,000

Governmental Bonds:
5.875% Series Mississippi Business Finance Corp.		2022	216,000	216,000
5.9% Series Mississippi Business Finance Corp.		2022	102,975	102,975
7.3%Series Claiborne County		2025	7,625	7,625
6.2%Series Claiborne County		2026	90,000	90,000

Total governmental bonds			416,600	416,600

Other Long-Term Debt:
Grand Gulf Lease Obligation 7.02%			414,843	445,734
Unamortized Premium and Discount—Net			(1,403)	(1,405)

Total Long-Term Debt			900,040	930,929
Less Amount Due Within One Year			11,375	100,891

Long-Term Debt Excluding Amount Due Within One Year			888,665	830,038

Fair Value of Long-Term Debt(c)			475,638	463,352

(a)	Consists of pollution control revenue bonds and environmental revenue bonds, certain series of which are secured by non-interest bearing first mortgage bonds.

(b)	The bonds are subject to mandatory tender for purchase from the holders at 100% of the principal amount outstanding on September 1, 2005 and will then be remarketed.

(c)	The fair value excludes lease obligations, long-term DOE obligations, and other long-term debt and includes debt due within one year. It is determined using bid prices reported by dealer markets and by nationally recognized investment banking firms.

(d)	The bonds are subject to mandatory tender for purchase from the holders at 100% of the principal amount outstanding on September 1, 2004 and will then be remarketed.

(e)	The bonds are subject to mandatory tender for purchase from the holders at 100% of the principal amount outstanding on October 1, 2003 and will then be remarketed.

(f)	On June 1, 2002, Entergy Louisiana remarketed $55 million St. Charles Parish Pollution Control Revenue Refunding Bonds due 2030, resetting the interest rate to 4.9% through May 2005.

(g)	The bonds are subject to mandatory tender for purchase from the holders at 100% of the principal amount outstanding on June 1, 2005 and will then be remarketed.

[17380.TX]39

ENTERGY NUCLEAR (NON-UTILITY)

PERFORMANCE MEASURES

Entergy’s non-utility nuclear business owns and operates five nuclear power plants located in the northeastern portion of the United States: Pilgrim Nuclear Station in Plymouth, Massachusetts, James A. FitzPatrick in Oswego, New York, Indian Point 2 & 3 in Westchester County, New York, and Vermont Yankee in Vernon, Vermont. Entergy Nuclear is primarily focused on selling electric power produced by those plants to wholesale customers.

ENTERGY NUCLEAR PERFORMANCE MEASURES

ENTERGY NUCLEAR OPERATIONAL METRICS

	2002					2001					% Change
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
Net MW in Operation	3,445	3,445	3,955	3,955	—	2,475	2,475	3,445	3,445	—	15%
Avg. Realized Price/MWh	$37.14	$39.88	$42.59	$40.87	$40.07	$34.12	$35.66	$34.62	$35.27	$34.90	15%
Production Cost/MWh	$19.62	$19.40	$18.49	$22.18	$20.20	$17.48	$18.41	$17.06	$19.55	$18.60	9%
Generation in GWh	7,509	7,449	8,152	6,843	29,953	5,258	4,208	5,887	7,260	22,614	32%
Capacity Factor	100.3%	98.5%	96.8%	78.0%	93.0%	98.3%	77.8%	97.5%	95.0%	93.0%	0%

ENTERGY NUCLEAR FINANCIAL METRICS
Quarterly
EPS—As Reported ($)	0.18	0.24	0.32	0.15	0.88	0.13	0.15	0.16	0.13	0.57	54%
EPS—Operational ($)	0.18	0.24	0.32	0.15	0.88	0.13	0.15	0.16	0.13	0.57	54%
Capital Expenditures ($M)	17	38	220	74	348	4	38	589	75	705	(51)%

Trailing Twelve Months
ROIC—As Reported (%)	11.8	12.2	11.7	11.8	11.8	15.8	17.8	15.0	10.0	10.0	18%
ROIC—Operational (%)	11.8	12.2	11.7	11.8	11.8	15.8	17.8	15.0	10.0	10.0	18%
ROE—As Reported (%)	21.0	22.7	16.6	16.4	16.4	38.4	43.4	20.8	20.7	20.7	(21)%
ROE—Operational (%)	21.0	22.7	16.6	16.4	16.4	38.4	43.4	20.8	20.7	20.7	(21)%
Net Debt to Net Capital (%)	45.0	42.9	35.0	38.2	—	71.4	78.0	49.8	47.7	—	(20)%

Operational metrics are non-GAAP measures as they are calculated using operational net income, which excludes the impact of special items. As reported metrics are computed in accordance with GAAP as they include all components of net income, including special items. A reconciliation of operational earnings per share to as reported earnings per share and details on special items can be found on pages 4 - 5.

See page 44 for definitions of certain measures.

[17380.TX]40

ENTERGY NUCLEAR (NON-UTILITY)

NON-UTILITY NUCLEAR PLANT STATISTICS

		Indian Point
	James A. FitzPatrick				Pilgrim Nuclear Station	Vermont Yankee
		Unit 2		Unit 3
Commercial Operation Date	July ’75	August ’74		August ’76	December ’72	November ’72
License Expiration Date	10/17/14	9/28/13		12/15/15	6/8/12	3/21/12

Architect/Engineer	Stone & Webster	United Engineers & Constructors		United Engineers & Constructors	Bechtel Power	Ebasco
Reactor Manufacturer	General Electric	Westinghouse		Westinghouse	General Electric	General Electric
Reactor Type(a)	BWR	PWR		PWR	BWR	BWR
Turbine Generator Manufacturer	General Electric	Westinghouse		Westinghouse	General Electric	Westinghouse

Maximum Dependable Capacity (MW)	825	970		980	670	510
Refueling Data
Last Date	10/7/02–10/31/02	10/25/02–11/27/02		4/28/01–5/24/01	4/24/01–5/19/01	10/6/02–10/27/02
# of Days	24	33		26	28	21
Next Scheduled Refueling	Fall ’04	Fall ’03		Spring ’03	Spring ’03	Spring ’04
2002 Capacity Factor	91.1%	87.8%		97.2%	98.5%	84.4%

Book Value ($ millions)	244.1	815.1		291.6	99.1	145.7
2002 Decommissioning Expense	(b)	21.6	(c)	(b)	16.2	6.0
Estimated Decommissioning Costs	(b)	816	(c)	(b)	618	666
Decommissioning Trust Fund Balance	(b)	451	(c)	(b)	458	320
Decommissioning Liability as of 12/31/02	(b)	457	(c)	(b)	490	317

(a)	BWR = Boiling Water Reactor PWR = Pressurized Water Reactor

(b)	NYPA retained the decommissioning trust and decommissioning liability. NYPA and Entergy executed decommissioning agreements, specifying their decommissioning Obligations. NYPA has the right to require Entergy to assume the decommissioning liability provided that it assigns the corresponding decommissioning trust, up to a specified level, to Entergy. If the decommissioning liability is retained by NYPA, Entergy will perform the decommissioning of the plants at a price equal to the lesser of a pre-specified level or the amount in the decommissioning trusts. Entergy believes that the amounts available to it under either scenario are sufficient to cover the future decommissioning costs without any additional contributions to the trusts.

(c)	Includes amount for Indian Point 1. Indian Point 1 has been shut down and in safe storage since the 1970s.

Entergy implemented SFAS 143, “Accounting for Asset Retirement Obligations,” effective January 1, 2003. For the Non-Utility Nuclear business, the implementation of SFAS 143 is expected to result in a decrease in liabilities in 2003 of approximately $520 million as a result of the discounting methodology required by SFAS 143. Assets are expected to decrease in 2003 by approximately $360 million. Earnings are expected to increase by approximately $160 million as a result of a one-time cumulative effect of accounting change.

PLANNED NON-UTILITY NUCLEAR PLANT UPRATES (MW)

	12/31/02 Capacity	2003	2004	2005	Total
FitzPatrick	825	—	16	—	16
Indian Point 2	970	14	44	—	58
Indian Point 3	980	14	—	—	14
Pilgrim	670	32	—	—	32
Vermont Yankee	510	—	50	50	100

Total	3955	60	110	50	220

[17380.TX]41

CONTRACTED OUTPUT

ENTERGY NUCLEAR POWER PURCHASE AGREEMENTS

With each plant’s purchase, Entergy executed a power purchase agreement (PPA) with the sellers to be delivered on a unit-contingent basis in order to mitigate Entergy’s operational and market pricing risks. Entergy intends to fully contract the output of its non-utility nuclear plants.

	2003		2004	2005	2006	2007
INDIAN POINT 2
MW under contract	970		970	50	50	50
Contracted Price ($/MWh)	39.00		39.00	35.00	36.00	37.00

INDIAN POINT 3
MW under contract	994		994	50	50	50
Contracted Price ($/MWh)	36.00		36.00	35.00	36.00	37.00

JAMES A. FITZPATRICK
MW under contract	825		506	260	260	260
Contracted Price ($/MWh)	29.93		30.64	29.36	29.36	29.36

PILGRIM
MW under contract	690	(a)	702	245	105	—
Contracted Price ($/MWh)	40.79		42.62	37.53	34.26	—

VERMONT YANKEE(b)
MW under contract	510		510	510	510	510
Contracted Price ($/MWh)(c)	42.00		42.80	39.50	39.00	40.00

(a)	Includes partial year effect of planned power uprate.

(b)	Contracted through 2012 with stated prices increasing $1/MWh per year after 2006.

(c)	Contract contains “low market adjuster” after fall 2005 refueling outage that could lower PPA price if NEPOOL market price is below stated PPA price.

SECURITIES DETAIL

ENTERGY NUCLEAR LONG-TERM DEBT

Note to New York Power Authority (NYPA) relating to the purchase of FitzPatrick and Indian Point 3

	Original ending long- term debt(a)	Interest expense recorded	Additional LTD related to purchase of IP2(b)	Interest expense recorded	Total ending long-term debt	Total interest expense recorded
2000	744,405	3,869	—	—	744,405	3,869
2001	682,512	35,392	74,402	1,190	756,914	36,582
2002	604,420	32,540	79,220	3,628	683,640	36,168
2003	530,164	33,863	72,863	3,643	603,027	37,506
2004	447,492	25,448	66,200	3,337	513,692	28,785
2005	360,852	21,480	59,218	3,018	420,070	24,497
2006	270,053	17,321	51,900	2,682	321,953	20,003
2007	174,896	12,963	44,231	2,331	219,127	15,294
2008	163,308	8,412	36,194	1,963	199,502	10,375
2009	151,147	7,839	27,772	1,577	178,919	9,416
2010	138,402	7,255	18,945	1,173	157,347	8,428
2011	125,045	6,643	9,694	749	134,739	7,393
2012	111,057	6,012	—	305	111,057	6,317
2013	96,387	5,331	—	—	96,387	5,331
2014	81,014	4,627	—	—	81,014	4,627
2015	62,403	3,889	—	—	62,403	3,889
2016–2035 Average	N/A	1,755	—	—	N/A	1,755

Includes current portion of long-term debt.

(a)	Includes plant, fuel, and license extension payments. Payments for plant and fuel made annually on 11/21 (anniversary of close). Life extension payments made on anniversary of license expiration.

(b)	Payments of $10 million per year for 10 years discounted at 4.8% interest rate. Payments made annually on 9/6 (anniversary of IP2 close).

[17380.TX]42

ENERGY COMMODITY SERVICES

Energy Commodity Services includes the operations of Entergy-Koch (50% owned by Entergy) and Entergy’s non-nuclear wholesale asset business. Entergy-Koch is engaged in two major businesses: energy commodity marketing and trading that includes power, gas, weather derivatives, emissions, and cross-commodities through Entergy-Koch Trading and gas transportation and storage through Gulf South Pipeline. Entergy’s non-nuclear wholesale asset business owns and operates power plants capable of generating about 1,400 MW of electricity for sale in the wholesale market.

ENERGY COMMODITY SERVICES OPERATIONAL PERFORMANCE MEASURES

ENERGY COMMODITY SERVICES OPERATIONAL METRICS

	2002					2001					YTD % Change
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
Entergy-Koch Trading
Electricity Volatility	39	51	57	41	48	95	91	75	37	78	(38)%
Gas Volatility	79	53	58	50	61	87	52	69	80	72	(15)%
Gain/loss Days	2.1	1.7	2.0	1.3	1.8	2.2	4.3	3.3	2.2	2.8	(36)%
Gulf South Pipeline
Throughput	2.66	2.31	2.27	2.22	2.40	2.46	2.26	2.56	2.51	2.45	(2)%
Production Cost	$0.077	$0.096	$0.096	$0.113	$0.094	$0.090	$0.095	$0.088	$0.098	$0.093	1%
Non-Nuclear Wholesale Assets
Net MW in Operation	1,870	1,209	1,209	1,421	—	1,210	3,368	2,330	2,410	—	(41)%

ENERGY COMMODITY SERVICES FINANCIAL METRICS
Quarterly
EPS—As Reported ($)	(0.95)	(0.01)	0.22	0.10	(0.64)	0.09	0.14	0.16	(0.04)	0.47	(236)%
EPS—Operational ($)	0.20	0.10	0.13	0.11	0.53	0.09	0.14	0.15	0.02	0.38	39%
Capital Expenditures ($M)	93	127	36	43	298	117	(82)	52	98	186	60%
Trailing Twelve Months
ROIC—As Reported (%)	(3.3)	(5.7)	(7.9)	(4.6)	(4.6)	1.8	3.7	9.6	8.7	8.7	(153)%
ROIC—Operational (%)	8.6	6.6	6.4	6.9	6.9	1.1	3.7	7.6	7.5	7.5	(8)%
ROE—As Reported (%)	(10.2)	(14.5)	(15.8)	(10.1)	(10.1)	2.6	5.5	15.2	13.7	13.7	(173)%
ROE—Operational (%)	12.4	9.5	7.3	8.4	8.4	0.5	5.5	10.9	11.0	11.0	(24)%
Net Debt to Net Capital (%)	29.2	42.1	36.7	33.6	—	48.3	45.6	10.3	32.3	—	4%

Operational metrics are non-GAAP measures as they are calculated using operational net income, which excludes the impact of special items. As reported metrics are computed in accordance with GAAP as they include all components of net income, including special items. A reconciliation of operational earnings per share to as reported earnings per share and details on special items can be found on pages 4 - 5.

See page 44 for definitions of certain measures.

[17380.TX]43

NON-NUCLEAR WHOLESALE ASSETS—PROJECT INFORMATION

Project	Country	NERC Region	Ownership Interest	Net MW	Total MW	Commercial Operation		Technology
OPERATIONAL
Independence—Unit 2	Newark, AR	SERC	14%	126	842			Coal
Ritchie—Unit 2	Helena, AR	SERC	100%	544	544			Gas
Warren Power	Vicksburg, MS	SERC	100%	300	300			CT
Top of Iowa Wind Farm	Iowa, USA	MAPP	99%	79	80			Wind
RS Cogen	Lake Charles, LA	SERC	50%	212	425			CogenCCGT
Crete	Crete, IL	MAIN	50%	160	320			CT

UNDER CONSTRUCTION
Harrison County	Texas	SERC	70%	385	550	2Q 2003		CCGT
Maritza(a)	Bulgaria	—	29%	244	840	2006	(b)	Lignite Coal

(a)	Entergy’s ownership reflects its equity interest as of April 2003.
(b)	Project currently in operation. Date reflects projected date for completion of phase 4 of rehabilitation project.

SECURITIES DETAIL

ENERGY COMMODITY SERVICES DEBT

ENTERGY-KOCH L.P.

Rated “A” by Standard & Poor’s and “A3” by Moody’s

Facility	Amount(a) ($ millions)	Maturity	Rate
Privately Placed Notes	150	8/1/11	6.9%
Credit Revolver	122	1/29/04	LIBOR + 1.25	%(b)
Credit Revolver	52	1/30/06	LIBOR + 0.525	%(b)

NON-NUCLEAR WHOLESALE ASSETS

Facility	Amount(a) ($ millions)	Maturity	Rate
RS Cogen Senior Project Debt
Bank Portion	81.8	10/17/18	LIBOR + 1.375%
Institutional Portion	37.5	10/15/22	Fixed 8.73%
RS Cogen Subordinated Project Debt	17.3	10/17/17	LIBOR + 4.5%

(a)	Represents Entergy’s share of debt held in joint venture. Debt is non-recourse to Entergy Corporation.

(b)	Pricing based on credit ratings grid. Current rates shown (drawn plus utilization fee).

[17380.TX]44

DEFINITIONS OF OPERATIONAL AND FINANCIAL PERFORMANCE MEASURES

OPERATIONAL MEASURES

UTILITY
Generation in GWh	Total number of GWh produced by all utility generation facilities
GWh billed	Total number of GWh billed to all customer classes
Operation & maintenance expense	Operation and maintenance and nuclear refueling expenses per MWh generated, excluding fuel
SAIFI	System average interruption frequency index
SAIDI	System average interruption duration index
ENTERGY NUCLEAR
Net MW in operation	Installed capacity owned or operated by Entergy Nuclear
Average realized price per MWh	As reported revenue per MWh generated for all non-utility nuclear operations
Production cost per MWh	Operation and maintenance expenses per MWh
Generation in GWH	Total number of GWH produced by all non-utility nuclear facilities
Capacity factor	The percentage of the period that the plant generates power calculated by dividing the output by the capacity and normalizing the time period
ENERGY COMMODITY SERVICES

ENTERGY-KOCH TRADING
Electricity volatility

Average volatility of into-Cinergy power prices for the period. The changes in volatility numbers for the comparative prior year periods are the result of a refinement of the definition of the initial month used in the time period selected over which the calculation of power and gas volatilities is measured.

Gas volatility	Average volatility of Henry Hub spot prices for the period. (See note to Electricity Volatility immediately above.)
Gain/loss days	Ratio of days where trading gains exceeded trading losses in the aggregate across all commodities

GULF SOUTH PIPELINE
Throughput	Gas in Bcf/d transported by the pipeline during the period
Production cost	Cost in $/mmbtu associated with delivering gas, excluding cost of gas

NON-NUCLEAR WHOLESALE ASSETS
Net MW in operation	Total MW owned and operated

FINANCIAL MEASURES
Operational net income	As reported net income adjusted to exclude the impact of special items
Operational earnings per share	As reported earnings per share adjusted to exclude the impact of special items
Return on average invested capital (ROIC)—as reported

12-months rolling net income adjusted to include preferred dividends and tax-effected interest expense divided by average invested capital (invested capital equals gross debt plus preferred debt plus preferred equity plus total common shareholders’ equity)

Return on average invested capital (ROIC)—operational

12-months rolling operational net income adjusted to include preferred dividends and tax-effected interest expense divided by average invested capital (invested capital equals gross debt plus preferred debt plus preferred equity plus total common shareholders’ equity)

Return on average common equity (ROE)—as reported	12-months rolling net income divided by average common equity
Return on average common equity (ROE)—operational	12-months rolling operational net income divided by average common equity
Net margin—as reported	12-months rolling net income divided by 12 months rolling revenue
Net margin—operational	12-months rolling operational net income divided by 12 months rolling revenue
Book value per share	Common equity divided by end of period shares outstanding
Revolver capacity	Amount of undrawn capacity remaining on corporate and subsidiary revolvers
Total gross liquidity	Sum of cash and revolver capacity
Total debt	Sum of short-term and long-term debt and capital leases on the balance sheet less non-recourse debt
Project debt	Financing at subsidiaries to support specific projects
Debt of joint ventures (Entergy share)	Debt issued for Entergy-Koch L.P. and RS Cogen joint ventures
Leases (Entergy share)	Operating leases held by subsidiaries capitalized at implicit interest rate
Rating or other contingent liabilities	Parent guarantees for which cash collateral may be required in event of downgrade below investment grade
Net debt to net capital	Gross debt less cash and cash equivalents divided by total capitalization less cash and cash equivalents
Net debt including off-balance sheet liabilities	Sum of gross debt and off-balance sheet debt less cash and cash equivalents divided by total capitalization less cash and cash equivalents

[17380.TX]45

INVESTOR INFORMATION

The 2003 Annual Meeting of Shareholders will be held on Friday, May 9, at the Del Lago Conference Center, 600 Del Lago Blvd., Montgomery, Texas. The meeting will begin at 10 a.m. (CDT).

SHAREHOLDER NEWS

Entergy’s quarterly earnings results, dividend action, and other news and information of investor interest may be obtained by calling Entergy Shareholder Direct at 1-888-ENTERGY (368-3749). You may also use this service to receive a printed copy of the quarterly earnings release by fax or mail. Updated quarterly earnings results can be expected in late April, July, October, and early February. Dividend information will be updated according to the declaration schedule.

This and other information, including Entergy’s Corporate Governance Guidelines, Board Committee Charters for the Corporate Governance, Audit, and Personnel Committees, and Entergy’s Code of Conduct, may be accessed electronically by selecting the Entergy home page on the Internet’s World Wide Web at www.entergy.com.

For copies of the above and copies of Entergy’s 10-K and 10-Q reports filed with the Securities and Exchange Commission or for other investor information, call 1-800-292-9960 or write to:

Entergy Corporation

Investor Relations

P.O. Box 61000

New Orleans, LA 70161

Securities analysts and representatives of financial institutions may contact Nancy Morovich, Vice-President, Investor Relations, at 1-504-576-5506 or nmorovi@entergy.com regarding Entergy’s financial and operating performance.

SHAREHOLDERS ACCOUNT INFORMATION

Mellon Investor Services, LLC is Entergy’s transfer agent, registrar, dividend disbursing agent, and dividend reinvestment and stock purchase plan agent. Shareholders of record with questions about lost certificates, lost or missing dividend checks, or notifications of change of address should contact:

Mellon Investor Services

85 Challenger Road

Ridgefield Park, NJ 07660

Telephone: 1-800-333-4368

For Internet access: www.melloninvestor.com

COMMON STOCK INFORMATION

The company’s common stock is listed on the New York, Chicago, and Pacific exchanges under the symbol “ETR.” The Entergy share price is reported daily in the financial press under “Entergy” in most listings of New York Stock Exchange securities. Entergy common stock is a component of the following indices: S&P 500, S&P Electric Utilities Index, the Dow Jones Sustainability Index, and the NYSE Composite Index, among others.

At year-end 2002 there were 222,421,677 shares of Entergy common stock outstanding. Shareholders of record totaled 66,731, and approximately 89,000 investors held Entergy stock in “street name” through a broker.

DIVIDEND PAYMENTS

The entire amount of dividends paid during 2002 is taxable as ordinary income. The Board of Directors declares dividends quarterly and sets the record and payment dates. Subject to Board discretion, those dates for 2003 are:

Declaration Date	Record Date	Payment Date
January 31	February 11	March 1
April 16	May 13	June 1
July 25	August 12	September 1
October 31	November 12	December 1

Quarterly dividend payments (in cents-per-share):

Quarter	2003	2002	2001	2000	1999
1	35	33	31 1/2	30	30
2	35	33	31 1/2	30	30
3		33	31 1/2	30	30
4		35	33	31	30

DIVIDEND REINVESTMENT/STOCK PURCHASE

Entergy offers an automatic Dividend Reinvestment and Stock Purchase Plan administered by Mellon Investor Services. The plan is designed to provide Entergy shareholders and other investors with a convenient and economical method to purchase shares of the company’s common stock. The plan also accommodates payments of up to $3,000 per month for the purchase of Entergy common shares. First-time investors may make an initial minimum purchase of $1,000. Contact Mellon by telephone or Internet for information and an enrollment form.

DIRECT REGISTRATION SYSTEM

Entergy has elected to participate in a Direct Registration System that provides investors with an alternative method for holding shares. DRS will permit investors to move shares between the company’s records and the broker dealer of their choice.

This option, available to every shareholder who chooses to have shares registered in his or her name on the books of the company, will be offered by broker dealers at the time an investor purchases shares and requests that they be registered. An additional feature of DRS enables existing registered holders to deposit physical shares into a book account.

ENTERGY COMMON STOCK PRICES

The high and low trading prices for each quarterly period in 2002 and 2001 were as follows (in dollars):

	2002		2001
Quarter	High	Low	High	Low
1	43.88	38.25	42.88	32.56
2	46.85	41.05	44.67	36.82
3	44.95	32.12	40.95	33.60
4	46.42	36.80	39.50	35.10

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